As filed with the Securities and Exchange Commission on March 28, 2018

1933 Act File No. 333-188521 and 1940 Act File No. 811-22842

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

Post-Effective Amendment No. 101

AND

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940

Amendment No. 103

FORUM FUNDS II
Three Canal Plaza, Suite 600
 Portland, Maine 04101
(207) 347-2000

Alison Fuller
Stradley Ronon Stevens & Young, LLP
1250 Connecticut Avenue, N.W., Suite 500
 Washington, DC 20036-2652

Copies to:
Zachary Tackett
Atlantic Fund Services
Three Canal Plaza, Suite 600
 Portland, Maine 04101

It is proposed that this filing will become effective:

[ ]	immediately upon filing pursuant to Rule 485, paragraph (b)(1)
[X]	on April 2, 2018, pursuant to Rule 485, paragraph (b)(1)
[ ]	60 days after filing pursuant to Rule 485, paragraph (a)(1)
[ ]	on , pursuant to Rule 485, paragraph (a)(1)
[ ]	75 days after filing pursuant to Rule 485, paragraph (a)(2)
[ ]	on , pursuant to Rule 485, paragraph (a)(2)
[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of series being registered: Semper U.S. Treasury Money Market Fund

 SEMPER U.S. TREASURY MONEY MARKET FUND

(SEMXX)

PROSPECTUS
April 2, 2018

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Summary Section	1
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategies	1
Principal Investment Risks	2
Performance Information	3
Management	3
Purchase and Sale of Fund Shares	4
Tax Information	4
Payments to Broker-Dealers and Other Financial Intermediaries	4
Details Regarding Principal Investment Strategies and Risks	5
Additional Information Regarding Principal Investment Strategies	5
Additional Information Regarding Principal Investment Risks	6
Management	8
Investment Advisor	8
Portfolio Managers	8
Other Service Providers	8
Fund Expenses	9
Your Account	10
General Information	10
How to Contact the Fund	10
Buying Shares	12
Selling Shares	15
Other Information	18
Financial Highlights	20

SUMMARY SECTION

Investment Objective

The Semper U.S. Treasury Money Market Fund (the “Fund”) seeks to provide current income while maintaining liquidity and a stable share price of $1.00.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions (as a percentage of the offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	0.22%
Total Annual Fund Operating Expenses	0.62%
Fee Waiver and/or Expense Reimbursement(2)	(0.32)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.30%

(1)	“Other Expenses” are based on estimated amounts expected to be incurred for the current fiscal year.
(2)
Semper Capital Management, L.P. (the “Advisor”) has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 0.30% through July 31, 2019 (“Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. The Advisor may be reimbursed by the Fund for fees waived and expenses reimbursed by the Advisor pursuant to the Expense Cap if such payment is approved by the Board, made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund to exceed the lesser of (i) the then-current expense cap, and (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that it reflects the Expense Cap through the time period described above. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares at the end of each period described below, your costs would be:

1 Year	3 Years
$31	$166

Principal Investment Strategies

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in (1) U.S. Treasury securities, including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury; and (2) repurchase agreements fully collateralized by U.S. Treasury securities. The remainder of the Fund’s assets may be invested in cash and securities issued or guaranteed by the U.S. Government. The debt securities in which the Fund invests may carry different interest rates, maturities, and issue dates.
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The Fund intends to qualify as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended (“1940 Act”). “Government money market funds” are required to invest at least 99.5% of their total assets in (i) cash, (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities and/or (iii) repurchase agreements that are collateralized solely by government securities or cash, and are exempt from the requirements regarding the imposition of liquidity fees and/or temporary redemption gates. While the Fund’s Board of Trustees (the “Board”) may elect to subject the Fund to liquidity fee and gate requirements in the future, the Board has not elected to do so at this time. A government money market fund may also include investments in other government money market funds as an eligible investment for purposes of the 99.5% requirement above. In contrast to the Fund’s 99.5% policy, the Fund’s 80% policy does not include cash or repurchase agreements collateralized by cash.

The Fund may enter into offsetting repurchase agreements with the same counterparty and with the same underlying U.S. Treasury security as collateral. The Fund may, from time to time, engage in the practice of collateral substitution, whereby the original collateral may be substituted with other collateral. Substituted collateral will consist of U.S. Treasury securities that mature either on the same date as the original U.S. Treasury security, or within 16 calendar days earlier or later than the maturity date of the original security. The Fund will collect a fee from the counterparty in connection with the substitution of collateral. The practice of collateral substitution is intended to enhance yield through fees generated in connection with such substitution.

Security selection is based on several factors, including credit quality, yield, and maturity, while taking into account the Fund’s overall level of liquidity and weighted average maturity. The Advisor also considers credit risk when selecting securities for the Fund.

The Fund may also hold a portion of its assets in cash, primarily to meet redemptions.

As a temporary defensive measure, the Fund may invest up to 100% of its total assets in (1) debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including short maturity Treasury securities, (2) repurchase agreements that are secured with collateral issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or (3) cash. A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive position.

Principal Investment Risks

The Fund is designed for investors with a low tolerance for risk; however, the Fund is subject to the following risks, which could affect the Fund’s performance.

Cash and Cash Equivalents Risk. To the extent the Fund holds cash and cash equivalents positions, even strategically, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation, which could negatively impact the Fund’s performance and ability to achieve its investment objective. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.

Credit Risk. The financial condition of an obligor of a fixed-income security may cause the obligor to be unable to meet its obligation to make interest and principal payments, and may ultimately result in obligor default. A decline in an obligor’s credit rating may cause a decrease in the value of the security and an increase in price volatility. U.S. government investments generally have the least credit risk but are not completely free of credit risk.

Income Risk. When interest rates fall, the Fund’s income may decline. This decline can occur because the Fund may invest in lower-yielding bonds as bonds in its portfolio mature.

Interest Rate Risk. An increase in interest rates typically causes a decrease in the value of fixed-income securities in which the Fund may invest. The Fund may be subject to a greater risk of rising interest rates due to the current period
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of historically low rates. The longer the duration of the Fund’s debt securities, the more sensitive the Fund will be to interest rate changes.

Management Risk. The Fund’s ability to achieve its investment objective depends on the ability of the Advisor to correctly identify economic trends, especially with regard to accurately forecasting inflationary and deflationary periods.

Net Asset Value Risk. There is no assurance that a Fund will maintain a stable net asset value of $1.00 per share on a continuous basis. Furthermore, there can be no assurance that a Fund’s affiliates will purchase distressed assets from a Fund, make capital infusions, enter into capital support agreements or take other actions to ensure that a Fund maintains a stable net asset value. In the event that the Fund fails to maintain a stable net asset value, the Fund could face a universal risk of increased redemption pressures, potentially jeopardizing the stability of their net asset values. In general, certain other money market funds have in the past failed to maintain stable net asset values and there can be no assurance that such failures and resulting redemption pressures will not occur in the future.

Repurchase Agreement Risk. The risks associated with these types of transactions arise if the other party to the agreement defaults or goes bankrupt and the Fund experiences losses or delays in recovering its investments. In a repurchase transaction, the Fund could incur a loss if the value of the securities sold has increased in value relative to the value of the cash or collateral held by the Fund.

Reverse Repurchase Agreement Risk. Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The repurchase price consists of the sale price plus an incremental amount reflecting the interest cost to the Fund on the proceeds it has received from the initial sale. Reverse repurchase agreements involve the risk that the value of securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Additionally, such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

U.S. Government Securities Risk. The Fund may invest in U.S. Government securities, which may be backed by the U.S. Department of the Treasury or the full faith and credit of the U.S., and may include U.S. Treasury bills, Treasury Inflation-Protected Securities, notes and bonds. These securities are guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Certain U.S. Government agency securities are backed by the right of the issuer to borrow from the U.S. Department of the Treasury, or are supported only by the credit of the issuing agency or instrumentality; such securities are subject to a greater risk of default by the issuer.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Performance Information

The Fund is newly created and does not have a full calendar year performance record. Performance information will be included after the Fund has been in operation for one calendar year. Past performance does not necessarily indicate how the Fund will perform in the future.

Management

Investment Advisor. Semper Capital Management, L.P. is the Fund’s investment advisor.

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Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any day that the Federal Reserve Bank of New York (the “Federal Reserve”) is open for business. You may purchase or redeem shares directly from the Fund by calling (844) 798-4874 (toll free) or writing to the Fund at Semper U.S. Treasury Money Market Fund, P.O. Box 588, Portland, Maine 04112. You also may purchase or redeem shares of the Fund through your financial intermediary. The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$10,000,000	None

Tax Information

Shareholders may receive distributions from the Fund, which generally are taxable to shareholders other than tax-advantaged investors (such as tax-advantaged retirement plans and accounts) as ordinary income. If you are investing through a tax-advantaged account, you may still be subject to taxation upon withdrawals from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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DETAILS REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS

The Fund seeks to provide current income while maintaining liquidity and a stable share price of $1.00. The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees without a vote of shareholders.

Additional Information Regarding Principal Investment Strategies

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets in (1) U.S. Treasury securities, including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury; and (2) repurchase agreements fully collateralized by U.S. Treasury securities. The remainder of the Fund’s assets may be invested in cash and securities issued or guaranteed by the U.S. Government. The debt securities in which the Fund invests may carry different interest rates, maturities, and issue dates. The Fund will provide shareholders with at least 60 days’ advanced notice prior to any changes in the Fund’s 80% investment policy.

The Fund intends to qualify as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended (“1940 Act”). “Government money market funds” are required to invest at least 99.5% of their total assets in (i) cash, (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities and/or (iii) repurchase agreements that are collateralized solely by government securities or cash, and are exempt from the requirements regarding the imposition of liquidity fees and/or temporary redemption gates. While the Fund’s Board of Trustees (the “Board”) may elect to subject the Fund to liquidity fee and gate requirements in the future, the Board has not elected to do so at this time. A government money market fund may also include investments in other government money market funds as an eligible investment for purposes of the 99.5% requirement above. In contrast to the Fund’s 99.5% policy, the Fund’s 80% policy does not include cash or repurchase agreements collateralized by cash.

The Fund may enter into offsetting repurchase agreements with the same counterparty and with the same underlying U.S. Treasury security as collateral. The Fund may, from time to time, engage in the practice of collateral substitution, whereby the original collateral may be substituted with other collateral. Substituted collateral will consist of U.S. Treasury securities that mature either on the same date as the original U.S. Treasury security, or within 16 calendar days earlier or later than the maturity date of the original security. The Fund will collect a fee from the counterparty in connection with the substitution of collateral. The practice of collateral substitution is intended to enhance yield through fees generated in connection with such substitution.

Security selection is based on several factors, including credit quality, yield, and maturity, while taking into account the Fund’s overall level of liquidity and weighted average maturity. The Advisor also considers credit risk when selecting securities for the Fund.

•	The Fund may also hold a portion of its assets in cash, primarily to meet redemptions.
•	In order to meet the requirements of Rule 2a-7 under the 1940 Act, the Fund is managed in the following manner:
•	The dollar-weighted average maturity of the Fund will be 60 calendar days or less, and the dollar-weighted average life to maturity will be 120 calendar days or less;
•	The Fund will only buy securities that have remaining maturities of 397 calendar days or less as determined under Rule 2a-7;
•	The Fund invests only in U.S. dollar-denominated securities;
•	The Fund will not acquire any security other than a daily liquid asset unless, immediately following such purchase, at least 10% of its total assets would be invested in daily liquid assets and the Fund will not acquire any security other than a weekly liquid asset unless, immediately following such purchase, at least 30% of its total assets would be invested in weekly liquid assets. “Daily liquid assets” means (i) cash; (ii) direct obligations of the U.S. Government; (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day and (iv) amounts receivable and due unconditionally within one business day on pending sales of portfolio securities. “Weekly liquid assets” means (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, that are issued at a discount to the principal amount to be repaid at maturity without the provision for the payment of interest and have a remaining maturity of 60 days or less; (iv) securities that will mature or are subject to a demand feature that
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is exercisable and payable within five business days and (v) amounts receivable and due unconditionally within five business days on pending sales of portfolio securities.

•	The Fund will limit its investments to those securities that are Eligible Securities at the time of acquisition as defined by Rule 2a-7 under the 1940 Act.

As a temporary defensive measure, the Fund may invest up to 100% of its total assets in (1) debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including short maturity Treasury securities, (2) repurchase agreements that are secured with collateral issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or (3) cash. A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive position.

Additional Information Regarding Principal Investment Risks

The principal risks that may adversely affect the Fund’s net asset value (“NAV”) per share or total return have previously been summarized under the Fund’s “Summary Section.” These risks are discussed in more detail below.

The Fund is designed for investors with a low tolerance for risk; however, the Fund is subject to the following risks, which could affect the Fund’s performance.

Cash and Cash Equivalents Risk. To the extent the Fund holds cash and cash equivalents positions, even strategically, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation, which could negatively impact the Fund’s performance and ability to achieve its investment objective. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. Holding cash subjects the Fund to the credit risk of the depositary institution.

Credit Risk. The financial condition of an obligor of a fixed-income security may cause the obligor to be unable to meet its obligation to pay interest or principal due on the security and may ultimately result in obligor default. If an obligor defaults, a fixed-income security could lose all of its value, be renegotiated at a lower interest rate or principal amount or become illiquid. Generally, price volatility increases as a fixed-income security’s credit rating declines, which can cause the price of fixed-income securities to go down. U.S. government investments generally have the least credit risk but are not completely free of credit risk.

Income Risk. When interest rates fall, the Fund’s income may decline. This decline can occur because the Fund may invest in lower-yielding bonds as bonds in its portfolio mature.

Interest Rate Risk. The value of fixed-income securities may decline due to changes in prevailing interest rates. An increase in interest rates typically causes a decrease in the value of fixed-income securities in which the Fund may invest. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than fixed-income securities with shorter durations. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The longer the duration of the Fund’s debt securities, the more sensitive the Fund will be to interest rate changes.

Management Risk. The Fund is actively managed and its performance will reflect the Advisor’s ability to make investment decisions that are suited to achieving the Fund’s investment objective. Investments selected by the Advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives. Further, the Fund’s performance may deviate from overall market returns to a greater degree than funds that do not employ a similar strategy.

Net Asset Value Risk. There is no assurance that a Fund will maintain a stable net asset value of $1.00 per share on a continuous basis. Furthermore, there can be no assurance that a Fund’s affiliates will purchase distressed assets from a Fund, make capital infusions, enter into capital support agreements or take other actions to ensure that a Fund maintains a stable net asset value. In the event that the Fund fails to maintain a stable net asset value, the Fund could

6

face a universal risk of increased redemption pressures, potentially jeopardizing the stability of their net asset values. In general, certain other money market funds have in the past failed to maintain stable net asset values and there can be no assurance that such failures and resulting redemption pressures will not occur in the future.

Repurchase Agreement Risk. There is a risk that the counter-party to a repurchase agreement will default or otherwise become unable to honor a financial obligation and the value of your investment could decline as a result. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. For example, certain repurchase agreements the Fund may enter into may or may not be subject to an automatic stay in bankruptcy proceedings. As a result of the automatic stay, to the extent applicable, the Fund could be prohibited from selling the collateral in the event of a counterparty’s bankruptcy unless the Fund is able to obtain the approval of the bankruptcy court.

Reverse Repurchase Agreement Risk. Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The repurchase price consists of the sale price plus an incremental amount reflecting the interest cost to the Fund on the proceeds it has received from the initial sale. Reverse repurchase agreements involve the risk that the value of securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Additionally, such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Interest costs on the proceeds received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those proceeds, resulting in reduced returns to shareholders. When the Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer (counterparty) may default on its obligations to the Fund. In the event of such a default, the Fund may experience delays, costs, and losses, all of which may reduce returns to shareholders. Investing reverse repurchase proceeds may also have a leveraging effect on the Fund’s portfolio. The Fund’s use of leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. There is no assurance that any leveraging strategy used by the Fund will be successful.

U.S. Government Securities Risk. The Fund may invest in U.S. Government securities which may be backed by the U.S. Department of the Treasury or the full faith and credit of the U.S., and may include U.S. Treasury bills, Treasury Inflation-Protected Securities, notes and bonds. These securities are guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Department of the Treasury. Certain U.S. Government agency securities are backed by the right of the issuer to borrow from the U.S. Department of the Treasury, or are supported only by the credit of the issuing agency or instrumentality, and subject to greater risk of default by the issuer. In addition, because many types of U.S. Government obligations trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

7

MANAGEMENT

The Semper U.S. Treasury Money Market Fund (the “Fund”) is a series of Forum Funds II (the “Trust”), an open-end, management investment company (mutual fund). The Board of Trustees (the “Board”) oversees the management of the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Board and the Trust’s executive officers may be found in the Fund’s Statement of Additional Information (the “SAI”).

Investment Advisor

The Fund’s investment advisor is Semper Capital Management, L.P. (the “Advisor”), 52 Vanderbilt Avenue, Suite 401, New York, New York 10017. The Advisor has provided investment advisory services to individual and institutional accounts since 1992 and to the Fund since its inception. As of February 28, 2018, the Advisor had over $1.99 billion of assets under management.

Subject to the general oversight of the Board, the Advisor makes investment decisions for the Fund pursuant to an investment advisory agreement between the Advisor and the Trust, on behalf of the Fund (the “Advisory Agreement”). The Advisor receives an advisory fee from the Fund at an annual rate equal to 0.40% of the Fund’s average annual daily net assets under the terms of the Advisory Agreement. The Advisor has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 0.30% through at least July 31, 2019 (“Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board. The Advisor may be reimbursed by the Fund for fees waived and expenses reimbursed by the Advisor pursuant to the Expense Cap if such payment is approved by the Board, made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund to exceed the lesser of (i) the then-current expense cap, and (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply.

A discussion summarizing the basis on which the Board approved the Advisory Agreement will be included in the Fund’s semi-annual report for the period ended September 30, 2018.

Portfolio Managers

Thomas Mandel, CFA, has been the portfolio manager of the Fund since its inception in 2018 and is responsible for the day-to-day management of the Fund.

Mr. Mandel has 35 years’ experience as a fixed income portfolio manager. He co-founded Semper Capital Management in 1992 and served in the role of Chief Investment Officer from inception through 2005. He is a Senior Portfolio Manager with primary responsibility for the firm’s index-based and short duration strategies. Mr. Mandel serves on the Risk Management, Investment, and Compliance committees. Prior to founding Semper Capital, Mr. Mandel served as a Principal and Fixed Income Portfolio Manager at 1838 Investment Advisors. He previously served as a Senior Vice President and Portfolio Manager at Century Institutional Advisors. Mr. Mandel began his career in 1984 as a Portfolio Manager and Credit Analyst at Chase Investors Management Corp. Mr. Mandel earned an MBA and a BS from the University of Pennsylvania Wharton School.

The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the ownership of Fund shares by the portfolio managers.

Other Service Providers

Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) provides fund accounting, fund administration, and compliance services to the Fund and the Trust and supplies certain officers of the Trust, including a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, an Anti-Money Laundering

8

Compliance Officer and additional compliance support personnel. Atlantic Shareholder Services, LLC, a wholly-owned subsidiary of Atlantic, provides transfer agency services to the Fund and the Trust.

Foreside Fund Services, LLC (the “Distributor”), the Trust’s principal underwriter, acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Advisor or with Atlantic or their affiliates.

Fund Expenses

The Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Fund and other series of the Trust based upon methods approved by the Board. The Advisor or other service providers may waive all or any portion of their fees and may reimburse certain expenses of the Fund. Service provider waivers may be different in dollar and percentage amount for different classes of the Fund, as applicable, may be voluntary, and do not affect the Advisor’s contractual waiver. Any agreement to waive fees or to reimburse expenses increases the investment performance of the Fund for the period during which the waiver or reimbursement is in effect.

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YOUR ACCOUNT

How to Contact the Fund

E-mail the Fund at:

semper.ta@atlanticfundservices.com

Write the Fund:

Semper U.S. Treasury Money Market Fund

P.O. Box 588

Portland, Maine 04112

Overnight Address:

Semper U.S. Treasury Money Market Fund

c/o Atlantic Fund Services

Three Canal Plaza, Ground Floor

Portland, Maine 04101

Telephone the Fund at:

(844) 798-4874 (toll free)

Wire investments:

Please contact the transfer agent at (844) 798- 4874 (toll free) to obtain the ABA routing number and account number for the Fund.

General Information

You may purchase or sell (redeem) shares of the Fund on any business day that the Federal Reserve is open. The Federal Reserve is open every weekday, Monday through Friday, other than Federal Reserve holidays, which can be found at www.federalreserve.gov. The Fund may also close on days when the Federal Reserve is open and the New York Stock Exchange (NYSE) is closed, such as Good Friday. On any business day when the Securities Industry and Financial Markets Association (SIFMA) recommends that the securities markets close trading early, the Fund may close early.

You may purchase or sell shares of the Fund at the next NAV calculated after the transfer agent or your approved broker-dealer or other financial intermediary receives your request in good order. “Good order” means that you have provided sufficient information necessary to process your request as outlined in this Prospectus, including any required signatures, documents, payment and Medallion Signature Guarantees. All requests to purchase or sell Fund shares received in good order prior to the Fund’s close will receive that day’s NAV. Requests received in good order after the Fund’s close or on a day when the Fund does not value its shares will be processed on the next business day and will be priced at the next NAV. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

Shares of the Fund will only be issued against full payment, as described more fully in this Prospectus and the SAI. The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive a confirmation of each transaction and monthly statements detailing Fund balances and all transactions completed during the prior month. Automatic reinvestments of distributions and systematic investments and withdrawals may be confirmed only by monthly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and monthly statements.

The Fund may temporarily suspend or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and telephone or internet redemption privileges, if applicable. The Fund reserves the right to refuse any purchase request including, but not limited to, requests that could adversely affect the Fund or its operations. If the Fund were to refuse any purchase request, it would notify the purchaser within two business days of receiving a purchase request in good order.

Certain states, including the state of Texas, have laws that allow shareholders to designate a representative to receive abandoned or unclaimed property (“escheatment”) notifications by completing and submitting a designation form that generally can be found on the official state website. If a shareholder resides in an applicable state, and elects to designate a representative to receive escheatment notifications, escheatment notices generally will be delivered as required by such state laws, including, as applicable, to both the shareholder and the designated representative. A completed designation form may be mailed to the Fund (if Shares are held directly with the Fund) or to the shareholder’s financial intermediary (if Shares are not held directly with the Fund). Shareholders should refer to relevant state law for the shareholder’s specific rights and responsibilities under his or her state’s escheatment law(s), which can generally be found on a state’s official website.

NAV Determination. The NAV of the Fund is generally calculated as of 3:00 p.m. Eastern Time each day the Fund is accepting purchase orders and redemption requests. The Fund seeks to maintain a stable NAV per share of $1.00 and uses the amortized cost method to value its portfolio of securities provided that certain conditions are met, including

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that the Board continues to believe that the amortized cost valuation method fairly reflects the market-based NAV per share of the Fund. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment. There is no guarantee that the Fund will be able to maintain a stable NAV per share of $1.00.

The Fund accepts purchase and redemption requests on each business day the Federal Reserve is open. The Federal Reserve is open every weekday, Monday through Friday, other than Federal Reserve holidays, which can be found at www.federalreserve.gov. The Fund may close on days when the Federal Reserve is open and the New York Stock Exchange (NYSE) is closed, such as Good Friday. On any business day when the Securities Industry and Financial Markets Association (SIFMA) recommends that the securities markets close trading early, the Fund may close early.

Transactions Through Financial Intermediaries. The Fund has authorized certain financial services companies, broker-dealers, banks and other agents, including the designees of such entities (collectively, “financial intermediaries”), to accept purchase and redemption orders on the Fund’s behalf. If you invest through a financial intermediary, the policies and fees of the financial intermediary may be different from the policies and fees you would be subject to if you had invested directly in the Fund. Among other things, financial intermediaries may charge transaction fees and may set different minimum investment restrictions or limitations on buying or selling Fund shares. You should consult your broker or another representative of your financial intermediary for more information.

The Fund will be deemed to have received a purchase or redemption order when a financial intermediary that is an agent of the Fund for the purpose of accepting orders receives the order. All orders to purchase or sell shares are processed as of the next NAV calculated after the order has been received in good order by a financial intermediary. Orders are accepted until 3:00 p.m. Eastern Time each day the Fund is accepting purchase orders and redemption requests and are processed, including by financial intermediaries, at that day’s NAV.

Payments to Financial Intermediaries. The Fund, at its own expense, may pay additional compensation to financial intermediaries for shareholder-related services, including administrative, recordkeeping and shareholder communication services. In addition, pursuant to any applicable Rule 12b-1 plan, the Fund may pay compensation to financial intermediaries for distribution-related services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or a similar program sponsor or for services provided in connection with such fund supermarket platforms and programs. To the extent that the Fund pays all or a portion of such compensation, the payment is designed to compensate the financial intermediary for distribution activities or for providing services that would otherwise be provided by the Fund’s transfer agent and/or administrator.

The Advisor or another Fund affiliate, out of its own resources and not as an expense of the Fund, may provide additional compensation to financial intermediaries. Such compensation is sometimes referred to as “revenue sharing.” Compensation received by a financial intermediary from the Advisor or another Fund affiliate may include payments for shareholder servicing, marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred in compensating registered sales representatives and preparing, printing and distributing sales literature.

The amount of compensation paid to different financial intermediaries may vary. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund.

Any compensation received by a financial intermediary, whether from the Fund, the Advisor or another affiliate, and the prospect of receiving such compensation, may provide the financial intermediary with an incentive to recommend the shares of the Fund over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds.

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Money Market Reform. The Fund has been designated as a government money market fund as defined in Rule 2a-7. Under the 2014 money market reforms implemented by the Securities and Exchange Commission, government money market funds are required to invest at least 99.5% of their total assets in cash, government securities, and/or repurchase agreements that are collateralized solely by government securities or cash. The Fund invests in accordance with these parameters and, therefore, satisfies the requirement for designation as a government money market fund. Government money market funds, such as the Fund, can maintain a stable $1.00 NAV through the use of amortized cost accounting and may, but are not required to, implement liquidity fees and redemption gates. The Fund uses amortized cost to transact at a stable $1.00 NAV. The Board has determined that the Fund will not implement the new liquidity fees or redemption gates but may determine to do so upon at least 60 days notice to shareholders.

Anti-Money Laundering Program. Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under federal law. The Trust’s Anti-Money Laundering Program is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, (1) to refuse, cancel or rescind any purchase order or (2) to freeze any account and/or suspend account services. These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authorities or applicable law. If your account is closed at the request of governmental or law enforcement authorities, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Disclosure of Portfolio Holdings. A description of the Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the Fund’s SAI.

Buying Shares

How to Make Payments. Unless purchased through a financial intermediary, all investments must be made by check or wire. Purchases made through financial intermediaries will be subject to the payments terms required by the particular financial intermediary. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust’s Anti-Money Laundering Program, the Fund does not accept purchases made by credit card check, starter check, checks with more than one endorsement (unless the check is payable to all endorsees), cash or cash equivalents (for instance, you may not pay by money order, cashier’s check, bank draft or traveler’s check). The Fund and the Advisor also reserve the right to accept in kind contributions of securities in exchange for shares of the Fund.

Checks. Checks must be made payable to “Semper U.S. Treasury Money Market Fund.” For individual, sole proprietorship, joint, Uniform Gifts to Minors Act (“UGMA”) and Uniform Transfers to Minors Act (“UTMA”) accounts, checks may be made payable to one or more owners of the account and endorsed to “Semper U.S. Treasury Money Market Fund.” A $20 charge may be imposed on any returned checks.

Wires. You may instruct the U.S. financial institution with which you have an account to make a federal funds wire payment to the Fund. Your U.S. financial institution may charge you a fee for this service.

Minimum Investments. The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$10,000,000	None

The Fund reserves the right to waive minimum investment amounts, if deemed appropriate by an officer of the Trust.

Registered investment advisors and financial planners may be permitted to aggregate the value of accounts in order to meet minimum investment amounts.

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There is no initial or subsequent investment minimum for directors, officers and employees of the Advisor or the spouse, sibling, direct ancestor, or direct descendent (collectively, “relatives”) of any such person, any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative, or the estate of any such person or relative.

Account Requirements. The following table describes the requirements to establish certain types of accounts in the Fund.

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts • Individual accounts and sole proprietorship accounts are owned by one person. Joint accounts have two or more owners (tenants).	• Instructions must be signed by all persons named as account owners exactly as their names appear on the account.
Gifts or Transfers to a Minor (UGMA, UTMA) • These custodial accounts are owned by a minor child but controlled by an adult custodian.	• Depending on state laws, you may set up a custodial account under the UGMA or the UTMA. • The custodian must sign instructions in a manner indicating custodial capacity.
Corporations/Other Entities • These accounts are owned by the entity, but control is exercised by its officers, partners or other management.

•  The entity should submit a certified copy of its articles of incorporation (or a government-issued business license or other document that reflects the existence of the entity) and a corporate resolution or a secretary’s certificate.

Trusts • These accounts are controlled by a trustee as a way to convey and control assets for the benefit of a third-party owner.	• The trust must be established before an account may be opened. • The trust should provide the first and signature pages from the trust document identifying the trustees.

Account Application and Customer Identity Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your first and last name, U.S. taxpayer identification number (“TIN”), physical street address, date of birth and other information or documents that will allow the Fund to identify you. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial adviser. If the Fund cannot obtain the required information within a timeframe established in its sole discretion, your application will be rejected.

When your application is in good order and includes all required information, your order will normally be processed at the NAV next calculated after receipt of your application and investment amount. The Fund will attempt to verify your identity using the information that you have supplied and other information about you that is available from third parties, including information available in public and private databases, such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in its sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next NAV calculated after the Fund decides to close your account. If your account is closed, you may realize a gain or loss on the Fund shares in the account. You will be responsible for any related taxes and will not be able to recoup any redemption fees assessed, if applicable.

Policy on Prohibition of Foreign Shareholders. The Fund requires that all shareholders be U.S. persons or U.S. resident aliens with a valid TIN (or show proof of having applied for a TIN and commit to provide a valid TIN within 60 days) in order to open an account with the Fund.

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Investment Procedures. The following table describes the procedures for investing in the Fund.

How to Open an Account	How to Add to Your Account
Through a Financial Intermediary • Contact your financial intermediary using the method that is most convenient for you.	Through a Financial Intermediary • Contact your financial intermediary using the method that is most convenient for you.
By Check

•  Call, write, or e-mail the Fund for an account application.

•  Complete the application (and other required documents, if applicable).

•  Mail the Fund your original application (and other required documents, if applicable) and a check.

By Check • Fill out an investment slip from a confirmation or write the Fund a letter. • Write your account number on your check. • Mail the Fund the investment slip or your letter and the check.
By Wire

•  Call, write, or e-mail the Fund for an account application.

•  Complete the application (and other required documents, if applicable).

•  Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.

•  Mail the Fund your original application (and other required documents, if applicable).

•  Instruct your U.S. financial institution to wire money to the Fund.

By Wire • Instruct your U.S. financial institution to wire money to the Fund.
By ACH Payment

•  Call the Fund to request a purchase by ACH payment.

•  The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution account identified on your account application.

•  ACH purchases are limited to $25,000 per day.

Systematic Investments. You may establish a systematic investment plan to automatically invest a specific amount of money (up to $25,000 per day) into your account on a specified day and frequency not to exceed two investments per month. Payments for systematic investments are automatically debited from your designated savings or checking account via ACH. Systematic investments must be for at least $200 per occurrence. If you wish to enroll in a systematic investment plan, complete the appropriate section on the account application. Your signed account application must be received at least three business days prior to the initial transaction. The Fund may terminate or modify this privilege at any time. You may terminate your participation in a systematic investment plan by notifying the Fund at least two days in advance of the next withdrawal.

A systematic investment plan is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets. By continually investing the same amount, you will be purchasing more shares when the price is lower and fewer shares when the price is higher. Please call (844) 798-4874 (toll free) for additional information regarding systematic investment plans.

Frequent Trading or Market-Timing. The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The investment advisor anticipates that shareholders will purchase and sell shares of money market funds frequently because these funds are designed to offer investors a liquid investment. For this reason, it is the Fund’s policy not to discourage short-term trading.

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Canceled or Failed Payments. The Fund accepts checks at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check that does not clear, your purchase will be canceled within two business days of notification from your bank that your funds did not clear. You will be responsible for any actual losses and expenses incurred by the Fund or the transfer agent. The Fund and its agents have the right to reject or cancel any purchase request due to non-payment.

Selling Shares

Redemption orders received in good order will be processed at the next calculated NAV. The Fund typically expects to pay shareholder redemption requests, including during stressed market conditions, within one business day of receipt of the request in good order, and may seek to meet such redemption requests through one or more of the following methods: sales of portfolio assets, use of cash or cash equivalents held in the Fund’s portfolio, and/or redemptions in-kind, as permitted by applicable rules and regulations. The right of redemption may not be suspended for more than seven days after the tender of Fund shares, except for any period during which (1) the NYSE is closed (other than customary weekend and holiday closings) or the Securities and Exchange Commission (the “SEC”) determines that trading thereon is restricted, (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to determine fairly the value of its net assets, or (3) the SEC has entered a suspension order for the protection of the shareholders of the Fund.

The Fund will not issue shares until payment is received. If redemption is sought for shares for which payment has not been received, the Fund will delay sending redemption proceeds until payment is received, which may be up to 15 calendar days.

How to Sell Shares from Your Account
Through a Financial Intermediary • If you purchased shares through your financial intermediary, your redemption order must be placed through the same financial intermediary.
By Mail

•    Prepare a written request including:

•    your name(s) and signature(s);

•    your account number;

•    the Fund name;

•    the dollar amount or number of shares you want to sell;

•    how and where to send the redemption proceeds;

•    a Medallion Signature Guarantee (if required); and

•    other documentation (if required).

•    Mail the Fund your request and documentation.

By Telephone

•    Call the Fund with your request, unless you declined telephone redemption privileges on your account application.

•    Provide the following information:

•    your account number;

•    the exact name(s) in which the account is registered; and

•    an additional form of identification.

•    Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

By Systematic Withdrawal

•    Complete the systematic withdrawal section of the application.

•    Attach a voided check to your application.

•    Mail the completed application to the Fund.

•    Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

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Wire Redemption Privileges. You may redeem your shares with proceeds payable by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges. You may redeem your shares by telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for an unauthorized telephone redemption order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may mail us your redemption order.

Systematic Withdrawals. You may establish a systematic withdrawal plan to automatically redeem a specific amount of money or shares from your account on a specified day and frequency not to exceed one withdrawal per month. Payments for systematic withdrawals are sent by check to your address of record. To establish a systematic withdrawal plan, complete the systematic withdrawal section of the account application. The plan may be terminated or modified by a shareholder or the Fund at any time without charge or penalty. You may terminate your participation in a systematic withdrawal plan at any time by contacting the Fund sufficiently in advance of the next withdrawal.

A withdrawal under a systematic withdrawal plan involves a redemption of Fund shares and may result in a gain or loss for federal income tax purposes. Please call (844) 798-4874 (toll free) for additional information regarding systematic withdrawal plans.

Signature Guarantee Requirements. To protect you and the Fund against fraud, signatures on certain requests must have a Medallion Signature Guarantee. A Medallion Signature Guarantee verifies the authenticity of your signature. You may obtain a Medallion Signature Guarantee from most banking institutions or securities brokers but not from a notary public. Written instructions signed by all registered shareholders with a Medallion Signature Guarantee for each shareholder are required for any of the following:

•	written requests to redeem $100,000 or more;
•	changes to a shareholder’s record name or account registration;
•	paying redemption proceeds from an account for which the address has changed within the last 30 days;
•	sending redemption and distribution proceeds to any person, address or financial institution account not on record;
•	sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; and
•	adding or changing ACH or wire instructions, the telephone redemption or any other election in connection with your account.

The Fund reserves the right to require Medallion Signature Guarantees on all redemptions.

Small Account Balances. If the value of your account falls below the minimum account balances in the following table, the Fund may ask you to increase your balance. If the account value is still below the minimum balance after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of Fund performance.

Minimum Account Balance
Standard Accounts	$10,000,000

Redemptions in Kind. Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Advisor, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. Pursuant to an election filed with the SEC, under certain circumstances, the Fund may pay redemption proceeds in portfolio securities rather than in cash. If the Fund redeems shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the costs of liquidating the securities (such as brokerage costs) and the possibility of a lack of a liquid market for those securities. In kind redemptions may take the form of a pro rata portion of the Fund’s portfolio, individual securities, or a representative basket of securities. Please see the SAI for more details on redemptions in kind.

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Lost Accounts. The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding check (unpaid for six months or more) and checks that have been returned to the transfer agent may be reinvested at the current NAV, and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance but will be held in a different account. Any of your unclaimed property may be transferred to the state of your last known address if no activity occurs in your account within the time period specified by that state’s law.

Shareholder Service Fees. The Fund may pay service fees to financial intermediaries for administration, recordkeeping and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

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OTHER INFORMATION

Distributions and Dividend Reinvestments. The Fund declares dividends from net investment income daily and pays them monthly. Any net capital gains realized by the Fund are distributed at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution.

Most investors typically have their income dividends and capital gain distributions (each a “distribution”) reinvested in additional shares of the distributing Fund. If you choose this option, or if you do not indicate any choice, your distributions will be reinvested. Alternatively, you may choose to have your distributions of $10 or more sent directly to your bank account or paid to you by check. However, if a distribution is less than $10, your proceeds will be reinvested. If five or more of your distribution checks remain uncashed after 180 days, all subsequent distributions may be reinvested. For federal income tax purposes, distributions to non-qualified retirement accounts are treated the same whether they are received in cash or reinvested.

Annual Statements. Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Fund makes every effort to reduce the number of corrected forms mailed to you. However, if the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any Covered Shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Taxes. The Fund intends to qualify each year as a regulated investment company and, as such, generally is not subject to entity level tax on the income and gain it distributes to shareholders. The Fund intends to operate in a manner such that it will not be liable for federal income or excise taxes.

The Fund expects, based on its investment objective and strategies, that its distributions, if any, generally will be taxable as ordinary income. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

The Fund’s distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to you as ordinary income, except as noted below. The Fund’s distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares.

Because the Fund is a money market fund, it does not anticipate realizing any long-term capital gains.

A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Because the Fund expects to maintain a stable net asset value of $1.00 per share, investors should not have any gain or loss on sale or redemption of Fund shares.

None of the dividends paid by a Fund will qualify as qualified dividend income subject to reduced rates of taxation in the case of non-corporate shareholders.

The Fund is required to withhold federal income tax at the rate of 24% on all distributions and redemption proceeds (regardless of the extent to which you realize gain or loss) otherwise payable to you (if you are an individual or certain other non-corporate shareholder) if you fail to provide the Fund with your correct TIN or to make required certifications, or if you have been notified by the Internal Revenue Service (“IRS”) that you are subject to backup withholding. Backup withholding is not an additional tax, and any amounts withheld may be credited against your federal income tax liability once you provide the required information or certification.

Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes.

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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This tax, if applicable, is reported by you on, and paid with, your federal income tax return and is in addition to any other taxes due on the income described in this paragraph. Shareholders should consult their own tax advisors regarding the effect, if any, this provision may have on their investment in Fund shares.

There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by a Fund, and such tax treatment may be the subject of future IRS guidance. If a Fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time.

Fund shares are generally not sold outside the United States. Non-U.S. investors should be aware that U.S. withholding at a 30% or lower treaty tax rate, special tax certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and U.S. estate taxes, may apply to any investment in the Fund.

For further information about the tax effects of investing in the Fund, please see the SAI. This discussion is not intended or written to be used as tax advice.

This discussion of distributions and taxes is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Organization. The Trust is a Delaware statutory trust, and the Fund is a series thereof. The Fund does not expect to hold shareholders’ meetings unless required by federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders’ meetings unless a matter relates only to a specific series (such as the approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

Additional Information. The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment advisor, sub-advisor(s), custodian, principal underwriter and transfer agent who provide services to the Fund. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this Prospectus, the SAI nor any other communication to shareholders is intended, or should be read, to be or give rise to an agreement or contract between the Trust, its trustees or any series of the Trust, including the Fund, and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

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FINANCIAL HIGHLIGHTS

Financial Highlights are not provided because, as of the date of this Prospectus, the Fund had not yet completed its first fiscal year.

20

SEMPER U.S. TREASURY MONEY MARKET FUND

(SEMXX)

Annual and Semi-Annual Reports

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders.

Statement of Additional Information (“SAI”)

The SAI provides additional information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Fund

You may obtain free copies of the annual and semi-annual reports, when they are available, and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

Semper U.S. Treasury Money Market Fund

P.O. Box 588

Portland, Maine 04112

(844) 798-4874 (toll free)

semper.ta@atlanticfundservices.com

The Fund’s Prospectus, SAI and annual and semi-annual reports will be available, without charge, on the Fund’s website at: www.semperfunds.com.

Securities and Exchange Commission Information

You may also review and copy the Fund’s annual and semi-annual reports, when they are available, the SAI and other information about the Fund at the Public Reference Room of the SEC. The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may obtain copies of this information, for a duplication fee, by e-mailing or writing to:

Securities and Exchange Commission

Public Reference Section

Washington, D.C. 20549-1520

e-mail: publicinfo@sec.gov

Fund information, including copies of the annual and semi-annual reports, when they are available, and the SAI, is available on the SEC’s website at www.sec.gov.

242-PRU-0418

Distributor

Foreside Fund Services, LLC
www.foreside.com

Investment Company Act File No. 811-22842

STATEMENT OF ADDITIONAL INFORMATION

April 2, 2018

Semper U.S. Treasury Money Market Fund

(SEMXX)

Investment Advisor:

Semper Capital Management, L.P.
52 Vanderbilt Ave., Suite 401
New York, NY 10017

Account Information and Shareholder Services:

Semper U.S. Treasury Money Market Fund
P.O. Box 588
Portland, Maine 04112
(844) 798-4874 (toll free)
semper.ta@atlanticfundservices.com

This Statement of Additional Information (the “SAI”) supplements the prospectus dated April 2, 2018, as it may be amended from time to time (the “Prospectus”), offering shares of the Semper U.S. Treasury Money Market Fund (the “Fund”), a separate series of Forum Funds II (the “Trust”). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic” or “Administrator”) at the address, telephone number or e-mail address listed above. This SAI is incorporated by reference into the Fund’s Prospectus. In other words, it is legally a part of the Prospectus.

The Fund has not commenced operations as of the date hereof and thus the Fund’s financial statements are not available at this time. In the future, copies of the Fund’s Annual Report may be obtained, without charge and upon request, by contacting Atlantic at the address, telephone number or e-mail address listed above.

TABLE OF CONTENTS
KEY DEFINED TERMS		1
INVESTMENT POLICIES AND RISKS		2
INVESTMENT LIMITATIONS		6
BOARD OF TRUSTEES, MANAGEMENT AND SERVICE PROVIDERS		8
A.	Board of Trustees	8
B.	Principal Officers of the Trust	11
C.	Ownership of Securities of the Advisor and Related Companies	12
D.	Information Concerning Trust Committees	12
E.	Compensation of Trustees and Officers	13
F.	Investment Advisor	13
G.	Distributor	15
H.	Other Fund Service Providers	15
PORTFOLIO TRANSACTIONS		18
A.	How Securities are Purchased and Sold	18
B.	Commissions Paid	18
C.	Advisor Responsibility for Purchases and Sales and Choosing Broker-Dealers	18
D.	Counterparty Risk	18
E.	Transactions through Affiliates	18
F.	Other Accounts of the Advisor	19
G.	Securities of Regular Broker-Dealers	19
H.	Portfolio Holdings	19
PURCHASE AND REDEMPTION INFORMATION		21
A.	General Information	21
B.	Additional Purchase Information	21
C.	Additional Redemption Information	21
TAXATION		23
A.	Qualification for Treatment as a Regulated Investment Company	23
B.	Fund Distributions	25
C.	Certain Tax Rules Applicable to Fund Transactions	26
D.	Federal Excise Tax	27
E.	Redemption of Shares	27
F.	State and Local Taxes	28
G.	Backup Withholding	28
H.	Non-U.S. Investors	28
OTHER MATTERS		30
A.	The Trust and Its Shareholders	30
B.	Fund Ownership	30
C.	Limitations on Shareholders’ and Trustees’ Liability	30
D.	Proxy Voting Procedures	31
E.	Code of Ethics	31
F.	Registration Statement	31
G.	Financial Statements	31
APPENDIX A – DESCRIPTION OF SECURITIES RATINGS		A-1
APPENDIX B – TRUST PROXY VOTING PROCEDURES		B-1
APPENDIX C – ADVISOR PROXY VOTING PROCEDURES		C-1

KEY DEFINED TERMS

As used in this SAI, the following terms have the meanings listed.

“1933 Act” means the Securities Act of 1933, as amended, including rules, regulations, SEC interpretations, and any exemptive orders or interpretive relief promulgated thereunder.

“1940 Act” means the Investment Company Act of 1940, as amended, including rules, regulations, SEC interpretations, and any exemptive orders or interpretive relief promulgated thereunder.

“Advisor” means Semper Capital Management, L.P., the Fund’s investment advisor.

“Board” means the Board of Trustees of the Trust.

“Independent Trustees” means trustees who are not interested persons of the Trust, as defined in Section 2(a)(19) of the 1940 Act.

“IRC” means the Internal Revenue Code of 1986, as amended.

“IRS” means the Internal Revenue Service.

“NAV” means net asset value per share.

“RIC” means a domestic corporation qualified as a “regulated investment company” (as defined in Subchapter M of Chapter 1, Subtitle A, of the IRC).

“SEC” means the U.S. Securities and Exchange Commission.

INVESTMENT POLICIES AND RISKS

The Fund is an open-ended, diversified series of the Trust. This section supplements, and should be read in conjunction with, the Prospectus. The following are descriptions of the permitted investments and investment practices of the Fund and the associated risks. The Fund may engage in any of the following investment practices if such investment or practice is consistent with the Fund’s investment objective. Please see the Prospectus for a discussion of the Fund’s investment objective, principal investment strategies and principal risks of investing in the Fund.

The following paragraphs provide more detail regarding the Fund’s investment policies and the associated risks and is intended to be read in conjunction with the Prospectus.

Percentage Limitations

Whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standards or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing and illiquid securities, any subsequent change in values, net assets or other circumstances will not be considered in determining whether an investment complies with the Fund’s investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not buy. If this happens, the Fund would sell such investments as soon as practicable while trying to maximize returns to its shareholders.

Borrowing

The Fund is authorized to borrow money from banks from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions in amounts of up to one-third of the value of the Fund’s total assets at the time of such borrowings. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the NAV of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Recent Economic Events

Although the U.S. economy has seen gradual improvement since 2008, the effects of the global financial crisis that began to unfold in 2007 continue to exist and economic growth has been, at times, slow and uneven. In addition, the negative impacts and continued uncertainty stemming from the sovereign debt crisis and economic difficulties in Europe and U.S. fiscal and political matters, including deficit reduction and U.S. debt ratings, have impacted and may continue to impact the global economic recovery. These events and possible continuing market turbulence may have an adverse effect on the Fund. In response to the global financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks took steps to support financial markets. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/ or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union (“EMU”) member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the European EMU. These requirements can severely limit European EMU member countries’ ability to implement monetary policy to address regional economic conditions. A return to unfavorable economic conditions could impair the Fund’s ability to execute its investment strategies.

The risk of investing in Europe may be heightened due to the recent referendum in which the United Kingdom voted to withdraw from membership in the European Union. In addition, if one or more additional countries were to exit the European Union or abandon the use of the Euro as a currency, the value of investments tied to those countries or the Euro could decline significantly and unpredictably. Any such event could have a material adverse impact on the value and risk profile of the fund’s portfolio.

Cyber-Security

The Fund, and its service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or its third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a Fund or its shareholders. Similar types of cyber security risks are also present for issues or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

U.S. Government Securities

The Fund may invest in U.S. Government Securities. The Fund considers U.S. Government Securities to include: (1) U.S. Treasury obligations (which differ only in their interest rates and maturities), (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government (such as securities issued by the Federal Housing Administration (“FHA”), Government National Mortgage Association (“GNMA”), the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the FHA and the Small Business Administration) and (3) securities that are guaranteed by agencies or instrumentalities of the U.S. Government but are not backed by the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) or the Federal Home Loan Banks). These U.S. Government-sponsored entities, which although chartered and sponsored by Congress, are not guaranteed nor insured by the U.S. Government. They are supported by the credit of the issuing agency, instrumentality or corporation. The range of maturities of U.S. Government Securities is usually three months to thirty years. In general, the U.S. Government Securities tend to carry more interest rate risk than corporate bonds with similar maturities.

In September 2008, the Treasury and FHFA announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage -backed securities. The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, the Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC’s bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). From the end of 2007 through the first quarter of 2014, FNMA and FHLMC required Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, they have paid $203 billion in senior preferred dividends to the Treasury over the same period. FNMA did not require any draws from Treasury from the fourth quarter of 2011 through the second quarter of 2014. Similarly, FHLMC did not require any draws from Treasury from the first quarter of 2012 through the second quarter of 2014. In April 2014, FHFA projected that FNMA and FHLMC would require no additional draws from Treasury through the end of 2015. However, FHFA also conducted a stress test mandated by the Dodd-Frank Act, which suggested that in a “severely adverse scenario” additional Treasury support of between $84.4 billion and $190 billion (depending on the treatment of deferred tax assets) might be required. No assurance can be given that the Federal Reserve or the Treasury will ensure that FNMA and FHLMC remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policymakers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to the Treasury with respect to all loans acquired by FNMA or FHLMC on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured or eliminated altogether. FNMA reported in the second quarter of 2014 that there was “significant uncertainty regarding the future of our company, including how long the company will continue to exist in its current form, the extent of our role in the market, what form we will have, and what ownership interest, if any, our current common and preferred stockholders will hold in us after the conservatorship is terminated and whether we will continue to exist following conservatorship.” FHLMC faces similar uncertainty about its future role. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

Holders of U.S. Government Securities not backed by the full faith and credit of the U.S. must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the U.S. in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

The Funds may also invest in separated or divided U.S. Government Securities. These instruments represent a single interest, or principal, payment on a U.S. Government Security that has been separated from all the other interest payments as well as the security itself. When a Fund purchases such an instrument, it purchases the right to receive a single payment of a set sum at a known date in the future. The interest rate on such an instrument is determined by the price the Fund pays for the instrument when it purchases the instrument at a discount under what the instrument entitles the Fund to receive when the instrument matures. The amount of the discount the Fund will receive will depend upon the length of time to maturity of the separated U.S. Government Security and prevailing market interest rates when the separated U.S. Government Security is purchased. Separated U.S. Government Securities can be considered zero coupon investments because no payment is made to the Fund until maturity. The market values of these securities are much more susceptible to change in market interest rates than income-producing securities. These securities are purchased with original issue discount and such discount is includable as gross income to a Fund shareholder over the life of the security.

The Funds may also purchase certificates not issued by the U.S. Department of the Treasury, which evidence ownership of future interest, principal or interest and principal payments on obligations issued by the U.S. Department of the Treasury. The actual U.S. Treasury securities will be held by a custodian on behalf of the certificate holder. These certificates are purchased with original issue discount and are subject to greater fluctuations in market value, based upon changes in market interest rates, than income-producing securities.

Agency Debt

The Fund may invest in unsecured bonds or debentures issued by government agencies, including Fannie Mae, Freddie Mac or Ginnie Mae. Bonds or debentures issued by government agencies are generally backed only by the general creditworthiness and reputation of the government agency issuing the bond or debenture and are not backed by the full faith and credit of the U.S. government.

Some government agencies, including Fannie Mae and Freddie Mac, purchase and guarantee residential mortgages and form mortgage-backed securities that they issue to the market. These agencies also hold their own mortgage-backed securities as well as those of other institutions with funding from the agency debentures they issue. Recent events in the markets for mortgage-backed securities have adversely affected the value of those mortgage-backed securities held and/or issued by these agencies.

As discussed above under U.S. Government Securities or Obligations, Fannie Mae and Freddie Mac were placed under the conservatorship of the U.S. Federal Housing Finance Agency (“FHFA”) in September 2008. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds).

Credit Risk

Credit risk is the risk that the obligor of a debt security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to a Fund. Rating agencies assign credit ratings to certain fixed-income securities to indicate their perception of the obligor’s credit risk. The price of a debt security generally will fall if the obligor defaults on its obligation to pay principal or interest, the rating agencies downgrade the credit rating of the obligor or other news affects the market’s perception of the credit risk of the obligor.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income a Fund receives from it but may affect the value of a Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates; this risk and sensitivity may be temporary and as bonds approach maturity, both volatility and interest rate sensitivity should decline. Interest rate changes also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Securities with floating interest rates are typically less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Because rates on certain floating rate loans and other debt securities reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in a Fund’s net asset value. As long as the obligor does not default, bonds held until maturity should be redeemed with principal repaid at par.

Repurchase Agreements

A repurchase agreement is an agreement under which a fund acquires a debt security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a bank, a broker, or a dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor a fund’s repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The aggregate amount of any such agreements is not limited, except to the extent required by law.

The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control, and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Reverse repurchase agreements are transactions in which the Fund sells securities to a bank or securities dealer and simultaneously commits to repurchase the securities from the bank or dealer at an agreed upon date and at a price reflecting a market rate of interest unrelated to the sold securities. An investment of the Fund’s assets in reverse repurchase agreements may increase the volatility of the Fund’s NAV. Reverse repurchase agreements also involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price.

INVESTMENT LIMITATIONS

The Trust, on behalf of the Fund, has adopted the following investment policies which are fundamental policies that may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. “A majority of the outstanding voting securities of the Fund,” as defined by the 1940 Act, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The Fund’s investment objective is a non-fundamental policy. Non-fundamental policies may be changed by the Board without shareholder approval.

For purposes of the Fund’s investment limitations, all percentage limitations apply immediately after an investment. Except with respect to the borrowing money policy set forth in (1) below, if a percentage limitation is adhered to at the time of an investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions.

Fundamental Limitations. The Fund has adopted the following investment limitations that cannot be changed by the Board without shareholder approval.

1. Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in percentage amounts of up to one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales;

2. Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

3. Purchase or sell commercial real estate unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

4. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities; or

5. Make loans of money (except for purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements).

6. Invest 25% or more of the market value of its total assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of other investment companies or securities of the U.S. Government, its agencies or instrumentalities).

With respect to the fundamental policy relating to issuing senior securities set forth in (1) above, “senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits the Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Fund is permitted to borrow from a bank if consistent with the fundamental policy set forth in (1) above. The policy in (1) above will be interpreted not to prevent collateral arrangements with respect to options on securities and short sales. The Fund will segregate liquid assets with respect to certain leveraged positions in accordance with requirements under Section 18 of the 1940 Act and current applicable SEC staff interpretations.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets, at the time of borrowing, from banks for any purpose (the Fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). In the event that such asset coverage falls below this percentage, the Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

With respect to the fundamental policy relating to making loans set forth in (5) above, the 1940 Act does not prohibit the Fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations.

With respect to the fundamental policy relating to concentration set forth in (6) above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, the Fund looks through to the underlying U.S. Government securities.

As a temporary defensive measure, the Fund may invest up to 100% of its total assets in (1) debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including short maturity Treasury securities, (2) repurchase agreements that are secured with collateral issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or (3) cash. A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive position.

Non-fundamental limitations. The Fund has adopted the following non-fundamental investment limitations, which may be changed by the Board without shareholder approval.

1. Illiquid Securities. The Fund does not currently intend to purchase any security if, as a result, more than 5% of its total assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to it by the Fund.

For purposes of the Fund’s illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the Fund were in a position where more than 5% of its total assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity, such as an orderly disposition of the illiquid securities, to the extent possible. Further, the Fund continuously monitors its holdings in illiquid securities.

BOARD OF TRUSTEES, MANAGEMENT AND SERVICE PROVIDERS

A. Board of Trustees

The Trust is governed by its Board of Trustees. The Board oversees the management and operations of the Trust and the Fund, in accordance with federal law, Delaware law and the stated policies of the Fund. The Board oversees the Trust’s officers and service providers, including the Advisor, which is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers and the Trust’s Chief Compliance Officer (“CCO”). The Board also is assisted by the Trust’s independent auditor (which reports directly to the Trust’s Audit Committee), independent counsel and other experts as appropriate. The Trustees serve until their respective successors have been elected and qualified or until their earlier death, resignation or removal.

The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series. As a result, the term “Fund Complex” applies only to the Fund.

Board Structure and Related Matters. Independent Trustees constitute at least a majority of the Board members. David Tucker, an Independent Trustee, serves as Independent Chair of the Board. The Independent Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other trustees, the Trust’s officers, other management personnel and counsel to the Fund. The Independent Chair also performs such other duties as the Board may from time to time determine.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter or procedures approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit Committee, the Nominating Committee and the Qualified Legal Compliance Committee. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Fund, the number of funds overseen by the Board, the arrangements for the conduct of the Fund’s operations, the number of trustees and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of funds.

The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. At least once per quarter during a regularly scheduled in-person meeting of the Board, the Independent Trustees meet without the presence of interested Trustees.

The Trustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information. Each Trustee serves until his or her death, resignation or removal and replacement. The address for all Trustees is c/o Atlantic Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
David Tucker Born: 1958	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 2013	Director, Blue Sky Experience (a charitable endeavor), since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm), 1998-2008.	1	Trustee, Forum Funds; Trustee, Forum ETF Trust; Trustee, U.S. Global Investors Funds.
Mark D. Moyer Born: 1959	Trustee; Chairman Audit Committee	Since 2013	Chief Financial Officer, Freedom House (a NGO advocating political freedom and democracy), since 2017; independent consultant providing interim CFO services, principally to non-profit organizations, 2011-2017; Chief Financial Officer, Institute of International Education (a NGO administering international educational exchange programs), 2008-2011; Chief Financial Officer and Chief Restructuring Officer, Ziff Davis Media Inc. (an integrated media company), 2005-2008; Adjunct Professor of Accounting, Fairfield University from 2009-2012.	1	Trustee, Forum Funds; Trustee, Forum ETF Trust; Trustee, U.S. Global Investors Funds.
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2013	Principal, Portland Global Advisors 1996-2010.	1	Trustee, Forum Funds; Trustee, Forum ETF Trust; Trustee, U.S. Global Investors Funds.
Interested Trustees(1)
Stacey E. Hong Born: 1966	Trustee	Since 2013	President, Atlantic since 2008	1	Trustee, Forum Funds; Trustee, U.S. Global Investors Funds.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
John Y. Keffer Born: 1942	Trustee	Since 2013	Chairman, Atlantic since 2008; Chairman, Forum Investment Advisors, LLC since 2011; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	1	Trustee, Forum ETF Trust; Trustee, U.S. Global Investors Funds; Director, Wintergreen Fund, Inc .

(1)
Stacey E. Hong and John Y. Keffer are currently treated as interested persons of the Trust, as defined in the 1940 Act, due to their affiliations with Atlantic. Atlantic and Forum Investment Advisors, LLC are subsidiaries of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

In addition to the information set forth in the table above, each Trustee possesses certain relevant qualifications, experience, attributes or skills. The following provides additional information about these qualifications and experience.

David Tucker: Mr. Tucker has extensive experience in the investment management industry, including experience in senior management, legal and compliance roles at two large mutual fund complexes; service on various committees of the Investment Company Institute (“ICI”); and director of ICI Mutual (a mutual insurance company sponsored by the investment company industry), including service as chairman of the underwriting, risk and fraud committees of ICI Mutual’s board of directors. Mr. Tucker actively serves charitable organizations in the metropolitan Kansas City area.

Mark D. Moyer: Mr. Moyer has extensive experience with finance. He currently serves as chief financial officer for a NGO advocating democracy, political freedom and human rights, and has served as chief financial officer for an integrated media company and a not-for-profit organization. Mr. Moyer also served as an adjunct professor of accounting at Fairfield University.

Jennifer Brown-Strabley: Ms. Brown-Strabley has extensive experience in the financial services and investment management industry, including institutional sales experience in global fixed-income and related quantitative research. Ms. Brown-Strabley also has experience in business start-up and operations and as a former principal of a registered investment adviser, for which she continues to provide consulting advice from time to time.

Stacey E. Hong: Mr. Hong has extensive experience in auditing as a certified public accountant, and in the financial services industry as the president of a fund service provider specializing in administration, accounting, and transfer agency services for pooled investment products. Mr. Hong serves as a principal executive officer, and has served as the principal financial officer, for certain investment companies.

John Y. Keffer: Mr. Keffer has extensive experience in the investment management industry, including organizational experience as chairman and chief executive officer of a fund service provider; and multiple years of service as a trustee. Mr. Keffer also served as a trustee of Monarch Funds from 2003 to 2009 and Core Trust from 1995 to 2006 and continues to serve as an interested trustee of Forum ETF Trust and as an independent director of Wintergreen Fund, Inc., another open-end management investment company.

Risk Oversight. Consistent with its responsibility for oversight of the Trust and the Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund. The Advisor, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the

Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Fund.

In general, the Fund’s risks include, among others, investment risk, valuation risk, compliance risk and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Fund. In addition, under the general oversight of the Board, the Advisor and other service providers have themselves adopted a variety of policies, procedures and controls designed to address particular risks. Different processes, procedures and controls are employed with respect to different types of risks. Further, the Advisor oversees and regularly monitors the investments, operations and compliance of the Fund’s investments.

The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, senior officers of the Advisor and the CCO regularly report to the Board on a range of matters, including those relating to risk management. In this regard, the Board periodically receives reports regarding other service providers to the Trust, either directly or through the CCO. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Fund’s compliance program. Further, at least annually, the Board receives a report from the CCO regarding the effectiveness of the Fund’s compliance program.

The Board receives regular reports from a Valuation Committee, composed of the Principal Executive Officer, the Principal Financial Officer, the CCO, a senior fund accounting member, a senior representative from the Administrator’s regulatory administration group and a representative of the Advisor. The Valuation Committee operates pursuant to the Trust’s Valuation and Error Correction Policy (the “Valuation Policy”), as approved by the Board. The Valuation Committee reports to the Board on the pricing of the Fund’s shares and the valuation of the Fund’s portfolio securities; recommends, subject to approval by the Board, independent pricing services to provide a value for Fund assets; makes and monitors fair value determinations pursuant to the Valuation Policy; and carries out any other functions delegated to it by the Board relating to the valuation of Fund assets.

The Board also regularly receives reports from the Advisor with respect to the investments and securities trading of the Fund. For example, typically, the Board receives reports, presentations and other information from the Advisor on at least an annual basis in connection with the Board’s consideration of the renewal of the investment advisory agreement between the Advisor and the Trust on behalf of the Fund (the “Advisory Agreement”). Also, if applicable, the Board receives reports from the Advisor and other service providers in connection with the Board’s consideration of the renewal of any distribution plan of the Fund under Rule 12b-1 under the 1940 Act. Senior officers of the Trust and senior officers of the Advisor also report regularly to the Audit Committee on valuation matters, internal controls and accounting and financial reporting policies and practices. In addition, the Audit Committee receives regular reports from the Trust’s independent auditors on internal control and financial reporting matters.

Trustee Ownership in the Fund and the Fund Complex. The following table sets forth each Trustee’s ownership of the Fund and the Fund Complex.

Trustees	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2017	Aggregate Dollar Range of Ownership as of December 31, 2017 in all Registered Investment Companies Overseen by Trustee in the Fund Complex
Independent Trustees
David Tucker	None	None
Mark D. Moyer	None	None
Jennifer Brown-Strabley	None	None
Interested Trustee
Stacey E. Hong	None	None
John Y. Keffer	None	None

B. Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the officers of the Trust, their years of birth and their principal occupations during the past five calendar years are as set forth below. Each officer serves until his or her death, resignation or removal and replacement. The business address of each officer is c/o Atlantic Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2013	Senior Vice President, Atlantic since 2008.
Zachary Tackett Born: 1988	Vice President; Secretary and Anti-Money Laundering Compliance Officer	Since 2014	Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.
Timothy Bowden Born: 1969	Vice President	Since 2013	Manager, Atlantic since 2008.
Michael J. McKeen Born: 1971	Vice President	Since 2013	Senior Vice President, Atlantic since 2008.
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.
Carlyn Edgar Born: 1963	Chief Compliance Officer	Since 2013	Senior Vice President, Atlantic since 2008.

C. Ownership of Securities of the Advisor and Related Companies

As of December 31, 2017, no Independent Trustee (or any of his immediate family members) owned beneficially or of record, securities of any Trust investment advisor, the Trust’s principal underwriter, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with any Trust investment advisor or principal underwriter.

D. Information Concerning Trust Committees

Audit Committee. The Trust’s Audit Committee, which typically meets at least quarterly, consists of Ms. Brown-Strabley and Messrs. Tucker and Moyer. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent auditors to the Trust. In so doing, the Audit Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust’s internal accounting procedures and controls. During the fiscal year ended March 31, 2018, the Audit Committee met four times.

Nominating Committee. The Trust’s Nominating Committee, which meets when necessary, consists of Ms. Brown-Strabley and Messrs. Tucker and Moyer. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all trustees and committee members and presenting these nominations to the Board. The Nominating Committee will not consider any nominees for trustees recommended by security holders. During the fiscal year ended March 31, 2018, the Nominating Committee did not meet.

Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee (the “QLCC”), which meets when necessary, consists of Ms. Brown-Strabley and Messrs. Tucker, Moyer and Hong. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended March 31, 2018, the QLCC did not meet.

E. Compensation of Trustees and Officers

Independent Trustees of the Trust each receive an annual fee of $16,000 for service to the Trust. The Chairman of the Board is paid an additional annual fee of $5,000. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his or her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

The following table sets forth the fees paid to each Trustee by the Fund and the Fund Complex for the fiscal year ended March 31, 2018.

Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Fund Complex
Independent Trustees
David Tucker	$0	N/A	$0
Mark D. Moyer	$0	N/A	$0
Jennifer Brown-Strabley	$0	N/A	$0
Interested Trustees
Stacey E. Hong	$0	N/A	$0
John Y. Keffer	$0	N/A	$0

F. Investment Advisor

Services of Advisor. The Advisor serves as investment advisor to the Fund pursuant to the Advisory Agreement. Under the Advisory Agreement, the Advisor furnishes, at its own expense, all services, facilities, and personnel necessary in connection with managing the Fund’s investments and effecting portfolio transactions for the Fund. The Advisor may compensate brokers or other service providers (“Financial Intermediaries”) out of its own assets, and not as additional charges to the Fund, in connection with the sale and distribution of shares of the Fund and/or servicing of these shares.

Ownership of Advisor. Semper Capital Management, L.P., 52 Vanderbilt Ave., Suite 401, New York, NY 10017, acts as investment advisor to the Fund pursuant to the Advisory Agreement. Mr. Richard Parsons and Mr. Ronald Lauder each own over 25% of the Advisor and are both control persons of the Advisor.

Information Concerning Accounts Managed by Portfolio Manager. The following table provides information regarding other accounts managed by the portfolio manager as of February 28, 2018:

Name of Portfolio Manager	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Thomas Mandel	2 accounts $1.31 billion	None	4 accounts $418 million	None	None	1 account $43 million

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with the following conflicts:

•
The management of multiple client accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund. The Advisor may seek to manage such competing interests for the time and attention of the portfolio manager by having the portfolio manager focus on a particular investment discipline.

•
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, the Fund may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple accounts.

•
With respect to securities transactions for the Fund, the Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Advisor may place separate, non-simultaneous transactions for the Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

•
Finally, the appearance of a conflict of interest may arise if the Advisor has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Advisor has adopted certain compliance procedures, which are designed to address these types of conflicts. The Advisor has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. The Advisor’s policies and procedures address trade aggregation and allocation. Typically when aggregating trades across funds and/or other accounts, the size of the trade for each fund and/or other account is determined by proportional size of the fund and/or other account and such determination is made pre-trade. Moreover, in aggregated trades each fund and/or other account receives the average share price and transaction costs are shared on a pro-rata basis. Additionally, given the nature of the Advisor’s investment process and its Fund and/or other accounts, the Advisor’s investment management team services are typically applied collectively to the management of all the Funds and/or other accounts following the same strategy.

Compensation of the Advisor’s portfolio management team is not based upon performance of the Fund managed by the Advisor. Fund performance is not a factor in compensation as it might encourage investment decisions deviating from the Fund’s mandate. To mitigate the potential for conflict to have a team member favor one Fund over another Fund and/or other account, the Advisor has established procedures, including policies to monitor trading and best execution for all funds and/or other accounts.

There is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Information Concerning Compensation of Portfolio Manager. The portfolio managers’ compensation packages consist of salaries and bonuses. The bonus is not based upon the performance of the Fund, but rather the individual’s contribution to the Adviser’s current and future success, including investment performance across all strategies, contribution to the investment process, client interaction and overall contribution to the Adviser. In addition to cash compensation, the portfolio managers are eligible to participate in the Adviser’s broad based equity ownership program.

Portfolio Manager Ownership in the Fund. The Portfolio Manager ownership is not provided because the Fund has not yet commenced operations as of the date of this SAI.

Fees. The Advisor receives an advisory fee from the Fund at an annual rate equal to 0.40% of the Fund’s average annual daily net assets under the terms of the Advisory Agreement. The advisory fee, if not waived, is accrued daily and paid monthly by the Fund and is assessed based on the daily net assets of the Fund. In addition to receiving its advisory fee from the Fund, the Advisor may also act and be compensated as investment manager for its clients with respect to assets that such clients have invested in the Fund. If you have a separately managed account with the Advisor with assets invested in the Fund, the Advisor will credit an amount equal to a portion of the fees received by the Advisor against any investment management fee to be received by the separately managed account. The Advisor has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 0.30% through at least July 31, 2019 (“Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board. The Advisor may be reimbursed by the Fund for fees waived and expenses reimbursed by the Advisor pursuant to the Expense Cap if such payment is approved by the Board, made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund to exceed the lesser of (i) the then-current expense cap, and (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply.

The amount of advisory fees paid is not provided because, as of the date of this SAI, the Fund had not yet completed its first fiscal year.

Advisory Agreement. The Fund’s Advisory Agreement remains in effect for an initial period of two years from the date of its effectiveness, and thereafter the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party (other than as trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days’ written notice when authorized either by vote of the Fund’s shareholders or by a majority vote of the Board, or by the Advisor on 60 days’ written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Advisor is not liable for any mistake of judgment, mistake of law, or act or omission, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

G. Distributor

Distribution Services. Foreside Fund Services, LLC (the “Distributor”) has been the distributor (also known as the principal underwriter) of the shares of the Fund since it reorganized as a separate series of the Trust and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Advisor or any other service provider for the Trust.

Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Advisor, rather than the Distributor, typically enters into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary. The Distributor does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 plan is effective, as applicable. The Advisor pays the Distributor a fee for certain distribution-related services.

H. Other Fund Service Providers

Administrator, Fund Accountant, Transfer Agent, and Compliance Services. Atlantic and its subsidiaries provide administration, compliance, fund accounting and transfer agency services to the Fund. Atlantic is a subsidiary of Forum Holdings Corp I. John Y. Keffer, a trustee, is the Chairman of Atlantic and is also the founder and owner of Forum Holdings Corp. I, the parent entity of Atlantic.

Pursuant to the Atlantic Services Agreement (the “Services Agreement”), the Fund pays Atlantic and its subsidiaries a bundled fee for administration, compliance, fund accounting and transfer agency services. The Fund also pays Atlantic and its subsidiaries certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the prior month.

The Services Agreement continues in effect until terminated, so long as its continuance is specifically approved or ratified with such frequency and in such manner as required by applicable law. After an initial three-year term, the Services Agreement is terminable with or without cause and without penalty by the Trust or by the Administrator on 120 days’ written notice to the other party. The Services Agreement is also terminable for cause by the non-breaching party on at least 60 days’ written notice to the other party, provided that such party has not cured the breach within that notice period. Under the Services Agreement, Atlantic is not liable to the Fund or the Fund’s shareholders for any act or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Services Agreement. The Services Agreement also provides that Atlantic will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to $0.01 and in addition, limits the amount of any loss for which Atlantic would be liable. Also, Atlantic is not liable for the errors and omissions of others, including the entities that supply security prices to Atlantic and the Fund. Losses incurred by the Fund as a result of acts or omissions by Atlantic or any other service provider for which Atlantic or the service provider is not liable to the Fund would be borne by the Fund and through the Fund, by its Shareholders.

As Administrator, Atlantic administers the Fund’s operations except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator’s responsibilities include, but are not limited to: (1) overseeing the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e., registration statements and shareholder reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Fund’s tax returns, the preparation of financial statements and related reports to the Fund’s shareholders, the SEC and state and other securities administrators; (4) providing the Fund with adequate general office space and facilities and providing persons suitable to the Board to serve as officers of the Trust; (5) assisting the Advisor in monitoring Fund holdings for compliance with prospectus investment restrictions and assisting in preparation of periodic compliance reports; and (6) with the cooperation of the Advisor, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a CCO, and an Anti-Money Laundering Compliance Officer to the Fund, as well as certain additional compliance support functions.

Atlantic Shareholder Services, LLC (the “Transfer Agent”) serves as transfer agent and distribution paying agent for the Fund. The Transfer Agent is registered as a transfer agent with the SEC. The Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.

As Fund accountant, Atlantic provides fund accounting services to the Fund. These services include calculating the NAV of the Fund.

Atlantic, located at Three Canal Plaza, Suite 600, Portland, Maine 04101, also maintains certain books and records of the Fund that are required by applicable federal regulations.

The fee data for the aforementioned services are not provided because, as of the date of this SAI, the Fund had not yet completed its first fiscal year.

Custodian. MUFG Union Bank, N.A. (the “Custodian”) is the custodian for the Fund. The Custodian safeguards and controls the Fund’s cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund’s domestic and foreign assets. The Custodian also maintains certain books and records of the Fund that are required by applicable federal regulations. The Custodian is located at 350 California Street, 6th Floor, San Francisco, California 94104.

Legal Counsel. Stradley Ronon Stevens & Young, LLP, 1250 Connecticut Avenue, N.W., Suite 500, Washington, DC 20036-2652, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm. BBD, LLP (“BBD”), 1835 Market Street, 3rd Floor, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Fund, providing audit and tax services.

BBD audits the annual financial statements of the Fund and provides the Fund with an audit opinion. BBD also reviews certain regulatory filings of the Fund.

PORTFOLIO TRANSACTIONS

A. How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed-income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from which the Fund purchases or to which the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

When transactions are executed in an over-the-counter market, the Advisor will seek to deal with the primary market makers, but when necessary in order to obtain best execution, the Advisor will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflect the spread between the bid and asked price.

In the case of fixed-income securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission, markup or markdown.

B. Commissions Paid

Brokerage commissions are not provided because, as of the date of this SAI, the Fund had not yet completed its first fiscsal year.

C. Advisor Responsibility for Purchases and Sales and Choosing Broker-Dealers

The Advisor places orders for the purchase and sale of securities with broker-dealers selected by and at the discretion of the Advisor. The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Advisor in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Advisor seeks “best execution” for all portfolio transactions. This means that the Advisor seeks the most favorable price and execution available. The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Advisor takes into account factors such as the size of the order, the difficulty of execution, the efficiency of the executing broker’s facilities (including the research services described below) and any risk assumed by the executing broker-dealer. The Fund may pay a higher commission if, for example, the broker-dealer has specific expertise in a particular type of transaction (due to factors such as size or difficulty) or is highly efficient in trade execution.

The Advisor may also give consideration to brokerage and research services furnished to the Advisor by broker-dealers and may cause the Fund to pay these broker-dealers a higher commission or spread than may be charged by other broker-dealers. Research services may include reports that are common in the industry, such as research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the Advisor uses the research to manage all client accounts. Therefore, the commission dollars spent for research generally benefit all of the Advisor’s clients and the Fund’s investors, although a particular client may not benefit from research received on each occasion. The Advisor does not reduce its fees because the Advisor receives research.

The direct broker information is not provided because, as of the date of this SAI the Fund had not yet completed its first fiscal year.

D. Counterparty Risk

The Advisor monitors the creditworthiness of counterparties to the Fund’s transactions and intends to enter into a transaction only when it believes that the counterparty presents appropriate credit risks.

E. Transactions through Affiliates

The Advisor may effect brokerage transactions through affiliates of the Advisor (or affiliates of those persons) pursuant to procedures adopted by the Trust and in accordance with applicable law.

F. Other Accounts of the Advisor

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Advisor or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. In some instances, with any required consent, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Advisor’s opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Advisor occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

G. Securities of Regular Broker-Dealers

From time to time the Fund may acquire and hold securities issued by its “regular brokers and dealers” or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the ten brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund’s last fiscal year; or (3) sold the largest amount of the Fund’s shares during the Fund’s last fiscal year.

Data regarding the Fund’s regular broker-dealers is not provided because, as of the date of this SAI, the Fund had not yet completed its first fiscal year.

H. Portfolio Holdings

Information concerning the Fund’s portfolio holdings as well as its dollar-weighted average portfolio maturity as of the last business day or any subsequent calendar day of the preceding month will be posted on its website no later than five business days after the end of the month and remain posted on the website for six months thereafter. In addition, the Fund files monthly with the SEC portfolio holdings and other information about the Fund and its portfolio as of the last business day of the preceding month (or any subsequent calendar day of such month) within five business days of the end of each month. This information is public upon filing.

Portfolio holdings as of the end of the Fund’s annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each period). Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days after the end of such period. You may request a copy of the Fund’s latest annual or semi-annual report to shareholders or a copy of the Fund’s latest Form N-Q, when it is available, which contains the Fund’s portfolio holdings, by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund’s latest Form N-CSR and Form N-Q by accessing the SEC’s website at www.sec.gov.

The Fund’s nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Fund’s operations that the Fund has retained them to perform so long as the disclosure is subject to duties of confidentiality imposed by law and/ or contract as determined by the Fund’s officers and, if applicable, the Board. The Fund’s portfolio holdings are available in real-time on a daily basis to the Advisor, the Administrator and the Custodian. In addition, the Distributor, the independent auditors, proxy voting services, mailing services, and financial printers and ratings or ranking organizations may have access, but not on a daily real-time basis, to the Fund’s nonpublic portfolio holdings information on an ongoing basis. The trustees, Trust’s officers, legal counsel to the Trust and to the Independent Trustees, and the Fund’s independent registered public accounting firm may receive such information on an as needed basis. Disclosure of portfolio holdings to these entities is subject to receipt of reasonable assurance that: (1) the information will be kept confidential; (2) no employee or agent will use the information to effect trading or for their personal benefit; and (3) the nature and type of information that any employee or agent, in turn, may disclose to third-parties is limited.

From time to time, nonpublic information regarding the Fund’s portfolio holdings may also be disclosed to certain mutual fund consultants, analysts, or other entities or persons (“Recipients”) that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available portfolio holdings information will be made only if a Trust officer (i.e., the President or the Treasurer) determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has legitimate business purposes for disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) assume responsibility for any breach of the terms of the confidentiality agreement by its employees; and (3) upon request from the Trust, will return or promptly destroy the information. The Trust officer shall report to the Board at its next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Trust officer’s reasons for determining to permit such disclosure.

The Advisor may provide investment management for accounts of clients other than the Fund, which may result in some of those accounts having a composition substantially similar to that of the Fund. The Advisor and its affiliates may provide regular information to clients and others regarding the holdings in accounts that each manages, but no information is provided to clients or others that identifies the actual composition of the Fund’s holdings, specifies the amount of the Fund’s assets invested in a security or specifies the extent of any such similarities among accounts managed by the Advisor.

No compensation is received by the Fund, or, to the Fund’s knowledge, paid to the Advisor or any other party in connection with the disclosure of the Fund’s portfolio holdings. The codes of ethics of the Trust and the Advisor are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Fund’s portfolio holdings. In addition, the Fund’s service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

The Adviser, Administrator and Distributor must inform a Trust officer if it identifies any conflict between the interests of shareholders and those of another party resulting from the disclosure of nonpublic portfolio holdings information. Such conflicts will be reported to the Board for appropriate action at its next regularly scheduled meeting.

There is no assurance that the Fund’s portfolio holdings disclosure policy will protect the Fund against potential misuse of holdings information by individuals or firms in possession of that information.

PURCHASE AND REDEMPTION INFORMATION

A. General Information

You may effect purchases or redemptions or request any shareholder privilege by contacting the Transfer Agent.

The Fund accepts orders for the purchase or redemption of shares of the Fund on any weekday except days when the New York Stock Exchange (the “NYSE”) is closed. Under unusual circumstances, the Fund may accept orders when the NYSE is closed if deemed appropriate by the Trust’s officers.

The shares of the Fund may not be available for sale in the state in which you reside. Please check with your investment professional to determine the Fund’s availability.

B. Additional Purchase Information

Shares of the Fund are offered on a continuous basis by the Distributor.

The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In its discretion, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund may allow an in kind purchase provided that, among other things: (i) the purchase will not dilute the interests of its shareholders; (ii) the assets accepted by the Fund consist of securities that are appropriate, in type and amount, for investment by the Fund in light of its investment objective and policies and current holdings; (iii) market quotations are readily available for the securities; (iv) in determining the value of the assets contributed and the corresponding amount of shares issued, the Trust’s Valuation Policy will be applied; (v) the transaction must comply with the Trust’s Affiliated Persons and Transactions Policy if the person investing is an affiliated person; and (vi) the Advisor to the Fund discloses to the Board the existence of, and all material facts relating to, any conflicts of interest between the Advisor and the Fund in the proposed in-kind purchase.

IRAs. All contributions into an individual retirement account (an “IRA”) through the automatic investing service are treated as IRA contributions made during the year that the contribution is received.

UGMAs/UTMAs. If the custodian’s name is not in the account registration of a gift or transfer to minor (“UGMA/UTMA”) account, the custodian must provide instructions in a manner indicating custodial capacity.

C. Additional Redemption Information

You may redeem Fund shares at NAV.

The Fund may redeem shares involuntarily, (1) to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder; or (2) to collect any charge relating to transactions effected for the benefit of a shareholder that is applicable to the Fund’s shares as provided in the Prospectus.

Suspension of Right of Redemption. In the event that (a) the Fund, at the end of a business day, has invested less than 10% of its total assets in weekly liquid assets or (b) the Fund’s price per share as computed for the purpose of distribution, redemption and repurchase, rounded to the nearest 1%, has deviated from the stable price established by the Fund’s Board of Trustees or (c) the Trust’s Board of Trustees, including a majority of Trustees who are not interested persons of the Trust as defined in the 1940 Act, determines that such a deviation is likely to occur, and the Board of Trustees, including a majority of Trustees who are not interested persons of the Trust, irrevocably has approved the liquidation of the Fund, the Fund’s Board of Trustees has the authority to suspend redemptions of Fund shares Otherwise, the right of redemption may not be suspended for more than seven days after the tender of Fund shares, except for any period during which: (1) the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC has entered a suspension order for the protection of the shareholders of the Fund.

Redemption in Kind. Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Advisor, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may effect a redemption in portfolio securities only if the particular shareholder is redeeming more than $250,000 or 1% of the Fund’s total net assets, whichever is less, during any 90-day period.

NAV Determination. The Fund will value its portfolio of securities using the amortized cost method provided that certain conditions are met, including that the Fund’s Board of Trustees continues to believe that the amortized cost valuation fairly reflects the market-based NAV per share of the Fund. The purpose of this method of calculation is to attempt to maintain a constant NAV per share of the Fund of $1.00. No assurances can be given that this goal can be attained. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes an amortization that would produce a constant yield to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The Board of Trustees has established procedures and directed certain officers of the Funds to monitor the differences between the NAVs calculated based on amortized cost and market value at predetermined intervals but no less frequently than daily, and to report to the Board of Trustees such differences. If a difference of more than 1/2 of 1% occurs between valuation based on the amortized cost method and valuation based on market value, the Board of Trustees may take steps necessary to reduce such deviation if it believes that such deviation will result in material dilution or any unfair results to investors or existing shareholders. Actions that may be taken by the Board of Trustees include (i) redeeming shares in kind, (ii) selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average maturity of portfolio securities, (iii) withholding or supplementing dividends (iv) utilizing a net asset value per share as determined by using available market quotations, or (v) reducing the number of outstanding Fund shares.

Distributions. Distributions of net investment income will be reinvested at the NAV of the Fund (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of net realized capital gains will be reinvested at the NAV of the Fund (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

TAXATION

The tax information set forth in the Prospectus and in this section relates solely to federal tax law and assumes that the Fund qualifies for treatment as a RIC under that law (as discussed below). This information is only a summary of certain key federal income tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is based on the IRC, the regulations thereunder, and IRS interpretations and similar authority on which the Fund may rely, all as in effect on the date hereof, as well as on court decisions through that date. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. Each investor should consult their own tax advisor as to the federal, state, local, and foreign tax provisions applicable to them.

A. Qualification for Treatment as a Regulated Investment Company

The Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify for each taxable year as a RIC under the IRC. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The taxable year-end of the Fund is March 31, which is the same as the Fund’s fiscal year-end.

Qualification as a Regulated Investment Company. As a RIC, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (generally, interest, dividends, the excess of net short-term capital gain over net long-term capital loss, net gains and losses from certain foreign currency transactions and other ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders. To qualify to be taxed as a RIC for a taxable year, the Fund must satisfy the following requirements, among others:

•
The Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income for the taxable year (“Distribution Requirement”). Certain distributions made by the Fund after the close of its taxable year are considered distributions attributable to that taxable year for purposes of satisfying this requirement.

•
The Fund must derive at least 90% of its gross income for the taxable year from (1) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options) derived from its business of investing in securities or those currencies and (2) net income from an interest in a qualified publicly traded partnership (“QPTP”) (“Gross Income Requirement”). A QPTP is defined as a “publicly traded partnership” (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) that derives less than 90% of its gross income from income described in clause (1).

•
The Fund must satisfy the following asset diversification requirements (“Diversification Requirements”) at the close of each quarter of the taxable year: (1) at least 50% of the value of its total assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of a QPTP being considered voting securities for these purposes); and (2) no more than 25% of the value of its total assets may be invested in (a) the securities of any one issuer (other than U.S. government securities and securities of other RICs), (b) the securities (other than securities of other RICs) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (c) the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Gross Income Requirement or the identification of the issuer for purposes of the Diversification Requirements is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Certain Tax Rules Applicable to Fund Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Gross Income Requirement, Distribution Requirement, or Diversification Requirements, which may have a negative impact on the Fund’s income and performance.

Failure to Qualify. If for any taxable year the Fund does not qualify for treatment as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at the applicable corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits (except that, for individual and certain other non-corporate shareholders, the part thereof that is “qualified dividend income” would be subject to federal income tax at the rates for net capital gain - a maximum rate of 15% or 20%, depending on a shareholder’s level of taxable income and the shareholder’s filing status - and those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances). Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such a course of action to be beneficial to shareholders.

Failure to qualify for treatment as a RIC would thus have a negative impact on the Fund’s after-tax performance. It is possible that the Fund will not qualify as a RIC in any given taxable year.

If the Fund fails to satisfy the Gross Income Requirement for any taxable year, it nevertheless will be considered to have satisfied that requirement for that year if, among other things, the failure “is due to reasonable cause and not due to willful neglect” and the Fund pays a tax in an amount equal to the excess of its gross income that is not qualifying income for purposes of that requirement over one-ninth of its gross income that is such qualifying income.

If the Fund fails to satisfy either of the Diversification Requirements at the close of any quarter of its taxable year by reason of a discrepancy existing immediately after its acquisition of any security that is wholly or partly the result of that acquisition during that quarter, it will not lose its status for that quarter as a RIC if the discrepancy is eliminated within 30 days after the quarter’s close. If the Fund fails to satisfy either of the Diversification Requirements (other than a “de minimis” failure, as defined in the IRC) for a quarter and the preceding sentence does not apply, it nevertheless will be considered to have satisfied those requirements for that quarter if, among other things, the failure “is due to reasonable cause and not due to willful neglect” and the Fund disposes of the assets that caused the failure within six months after the last day of the quarter in which it identifies the failure in the manner to be prescribed by the IRS; in that case, the Fund will also be liable for a tax equal to the greater of $50,000 or the amount determined by multiplying the net income generated by those assets for the period from the date the failure occurs to the date of disposition thereof by the rate of tax applicable to corporations.

Deferral of Late Year Losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” includes:

•
any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

•
the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

Undistributed Capital Gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. the Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Liquidity Fees. There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by a Fund, and such tax treatment may be the subject of future IRS guidance. If a Fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time.

B. Fund Distributions

Each distribution by the Fund will be treated in the manner described below regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another Fund). If the shareholder receives a distribution in the form of a reinvestment in additional shares, the shareholder will be treated as having received a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Distributions of Net Investment Income. The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. The Fund receives income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If a shareholder is a taxable investor, these distributions generally will be taxable to the shareholder as ordinary income to the extent of the Fund’s earnings and profits.

Qualified Dividend Income for Individuals. Because the income of the Fund primarily is derived from investments earning interest rather than dividend income, generally none of the Fund’s income dividends will be qualified dividend income eligible for taxation at capital gain rates.

Dividends-Received Deduction for Corporations. Because the income of the Fund primarily is derived from investments earning interest rather than dividend income, generally none of its income dividends will be eligible for the corporate dividends-received deduction.

Distributions of Capital Gains. the Fund anticipates distributing substantially all of its net capital gain (after reduction for any capital loss carryovers, i.e., unutilized capital losses from prior taxable years) for each taxable year. These distributions generally will be made only once a year, usually in December, but the Fund may make additional distributions of net capital gain at any time during the year. the Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. These distributions will not qualify for the corporate dividends-received deduction or as qualified dividend income for non-corporate shareholders.

Maintaining a $1.00 share price. Because the shares in the Fund are offered and redeemed at a constant net asset value of $1.00 per share, gains and losses on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require the Fund to adjust its dividends to maintain its $1.00 share price. This procedure may result in under- or over-distributions by the Fund of its net investment income. This in turn may result in return of capital distributions, the effect of which is described in the following paragraph.

Return of Capital. A distribution by the Fund that does not constitute an ordinary income dividend or capital gain dividend will be treated as a return of capital. A return of capital distribution will reduce the shareholder’s tax basis of shares and will be treated as gain from the sale of the shares to the extent the basis would be reduced below zero. Return of capital distributions can occur for a number of reasons, including, among others, the Fund over-estimates the income to be received from certain investments.

Capital Loss Carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. All capital loss carryovers are listed in the Fund’s financial statements.

The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Dividends Declared in December and Paid in January. Ordinarily, a shareholder is required to take distributions by the Fund into income in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in one of those months, however, is deemed to be paid by the Fund and received by them on December 31 of that year if the distribution is paid in January of the following year.

Annual Statements. The Fund will send information annually to its shareholders regarding the federal income tax status of distributions made (or deemed made) during the year.

Medicare Tax. An individual is required to pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest and net gains from the disposition of investment property (including dividends and capital gain distributions the Fund pays and net gains realized on the redemption or other taxable disposition of Fund shares) reduced by the deductions properly allocable to such income, or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return. Shareholders should consult their tax advisors regarding the effect, if any, this provision may have on their investment in Fund shares.

C. Certain Tax Rules Applicable to Fund Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to the Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by a Fund to its shareholders. This section should be read in conjunction with the discussion above under “Investment Policies and Risks” for a detailed description of the various types of securities and investment techniques that apply to a Fund.

U.S. Government Securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Certain Fixed Income Investments. Gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues. (The 2017 legislation commonly known as the “Tax Cuts and Jobs Act” requires certain taxpayers to recognize items of gross income for tax purposes in the year in which the taxpayer recognizes the income for financial accounting purposes. For financial accounting purposes, market discount must be accrued currently on a constant yield to maturity basis regardless of whether a current inclusion election is made. While the exact scope of this provision is not known at this time, it could cause a fund to recognize income earlier for tax purposes than would otherwise have been the case prior to the enactment of the Tax Cuts and Jobs Act.) If a Fund purchases a debt obligation (such as a zero-coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a Fund’s investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Investments in Debt Obligations that are at Risk of or in Default Present Tax Issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Investments in Securities of Uncertain Tax Character. A Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by a Fund, requiring a Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the IRC. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a fund-level tax.

D. Federal Excise Tax

A 4% non-deductible federal excise tax (“Excise Tax”) is imposed on a RIC that fails to distribute in each calendar year an amount equal to at least the sum of (1) 98.0% of its ordinary income for the calendar year plus (2) 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. the Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year ending in the calendar year.

For purposes of calculating the Excise Tax, the Fund (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes any “specified gain” or “specified loss” (see, “Deferral of Late Year Losses” above for the definition of “specified gain” and “specified loss”) realized or sustained after October 31 of any year in determining the amount of ordinary income for the current calendar year. the Fund will include any “specified gain” or “specified loss” incurred after October 31 in determining ordinary income for the succeeding calendar year.

Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and Excise Tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an Excise Tax. Shareholders should note, however, that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid Excise Tax liability.

E. Redemption of Shares

In general, you will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. Because the shares in the Fund are offered and redeemed at a constant net asset value of $1.00 per share, you generally will recognize neither gain nor loss on a redemption of shares (unless the shareholder incurs a liquidity fee on such redemption).

Shareholders may elect to adopt a simplified “NAV method” for computing gains and losses from taxable sales, exchanges or redemptions of Fund shares. Under the NAV method, rather than computing gain or loss separately for each taxable disposition of Fund shares as described above, a shareholder would determine gain or loss based on the change in the aggregate value of the shareholder’s Fund shares during a computation period (which could be the shareholder’s taxable year or certain shorter periods), reduced by the shareholder’s net investment (purchases minus taxable sales, exchanges, or redemptions or exchanges) in those Fund shares during that period. Under the NAV method, if a shareholder holds the shares as a capital asset, any resulting net gain or loss would be treated as short-term capital gain or loss.

Wash Sale Rule. All or a portion of any loss so realized on the sale or redemption of shares in the Fund may be deferred under the wash sale rules if the shareholder purchases other shares of the same Fund within 30 days before or after the sale or redemption and the shareholder does not elect to adopt the NAV method.

Tax Basis Information. Tax basis reporting is not required for shareholders investing in a money market fund operating under Rule 2a-7 under the 1940 Act.

F. State and Local Taxes

The tax rules of the various states and their local jurisdictions with respect to an investment in the Fund can differ from the federal income tax rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in the Fund.

G. Backup Withholding

By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•	provide your correct social security or taxpayer identification number,

•	certify that this number is correct,

•	certify that you are not subject to backup withholding, and

•	certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.

H. Non-U.S. Investors

Fund shares generally are not sold outside the United States. However, non-U.S. investors (shareholders who, as to the U.S., are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, interest-related dividends and short-term capital gain dividends, if such amounts are reported by a Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Foreign Account Tax Compliance Act (“FATCA”). Under the FATCA, a Fund will be required to withhold a 30% tax on the following payments or distributions made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts: (a) income dividends and (b) after Dec. 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

OTHER MATTERS

A. The Trust and Its Shareholders

General Information. The Fund is a separate series of the Trust. The Trust is an open-end investment management company organized under Delaware law as a statutory trust on July 30, 2012. The Trust’s trust instrument (the “Trust Instrument”) permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”). The Trust reserves the right to create and issue shares of additional funds. The Trust and each fund will continue indefinitely until terminated. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The other funds of the Trust are described in one or more separate Statements of Additional Information.

Shareholder Voting and Other Rights. Each share of a fund and each class of shares has equal dividend, distribution, liquidation and voting rights. Fractional shares have those rights proportionately, except that expenses related to the distribution of shares of each fund or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each fund or class votes separately with respect to the provisions of any Rule 12b-1 plan that pertains to the fund or class and other matters for which separate fund or class voting is appropriate under applicable law. Generally, shares will be voted separately by each fund except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual funds; or (2) the Board determines that the matter affects more than one fund and all affected funds must vote. The Board may also determine that a matter only affects certain funds or classes of the Trust and thus that only those funds or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable.

A shareholder in a fund is entitled to the shareholder’s pro rata share of all distributions arising from that fund’s assets and, upon redeeming shares, will receive the portion of the fund’s net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust’s (or a fund’s) shares may, as set forth in the Trust Instrument, call meetings of the Trust (or fund) for any purpose related to the Trust (or fund), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more trustees.

Termination or Reorganization of Trust or its Series. The Board, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the trustees may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation, or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust’s registration statement.

Under the Trust Instrument, the Board may sell or convey the assets of a fund or reorganize such fund into another investment company registered under the 1940 Act without a shareholder vote.

B. Fund Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is a shareholder who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.

The Fund is newly organized and has not yet commenced operations.

C. Limitations on Shareholders’ and Trustees’ Liability

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In addition, the Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust Instrument provides that if any shareholder or former shareholder of any fund is held personally liable, solely by reason of having been a shareholder (and not because of their acts or omissions or for some other reason), the shareholder or former shareholder shall be entitled out of assets belonging to the applicable fund to be held harmless from and indemnified against all losses and expenses arising from such liability. The Trust Instrument also provides that the Trust, on behalf of a fund, shall, upon request by a shareholder or former shareholder, assume the defense of any claim made against any shareholder for any act or obligation of that fund and satisfy any judgment thereon from the assets belonging to the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability is in effect, and the Fund is unable to meet its obligations.

No trustee or officer of the Trust is responsible or liable to the Trust, its shareholders or another trustee or other person that is a party to or is otherwise bound by the Trust’s Trust Instrument for any act or omission, breach of contract, breach of duties or for neglect or wrongdoing of the Trustee or officer or any officer, agent, representative, employee, adviser, principal underwriter or independent contractor to the Trust. However, no trustee or officer is protected under the Trust Instrument against liability to the Trust or its shareholders to which such trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

All persons contracting with or having a claim against the Trust or a particular fund may only look to the Trust assets (or assets belonging to a fund) for payment under such contract or claim. Neither the trustees nor any of the Trust’s officers or employees (whether past, present or future) are personally liable for such claims.

D. Proxy Voting Procedures

The Trust’s and the Advisor’s proxy voting procedures are included in Appendices B and C, respectively. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available: (1) without charge, upon request, by contacting the Transfer Agent at (844) 798-4874 (toll free); and (2) on the SEC’s website at www.sec.gov.

E. Code of Ethics

The Trust and the Advisor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by the Fund. The Distributor relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Advisor, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Advisor.

F. Registration Statement

This SAI and the Prospectus do not contain all of the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. The SEC maintains a website (www.sec.gov) that contains this SAI, any material incorporated by reference, and other information regarding the Fund.

G. Financial Statements

The Trust’s independent registered public accounting firm, BBD, audits and reports on the Fund’s annual financial statements. The financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statement of changes in net assets, financial highlights, notes and report of independent registered public accounting firm. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

Corporate and Municipal Long-Term Bond Ratings

Standard & Poor’s (“S&P”) Corporate and Municipal Long-Term Bond Ratings:

The following descriptions of S&P’s long-term corporate and municipal bond ratings have been published by Standard & Poor’s Financial Service LLC.

AAA - An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C - Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C - An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D - An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or Minus (-) - The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

Moody’s Investors Service, Inc. (“Moody’s”) Long-Term Corporate Bond Ratings:

The following descriptions of Moody’s long-term corporate bond ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

Aaa - Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess speculative characteristics.

Ba - Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery in principal and interest.

C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody’s U.S. Municipal Long-Term Bond Ratings:

The following descriptions of Moody’s long-term municipal bond ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

Aaa - Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Aa - Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

A - Issuers or issues rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Baa - Issuers or issues rated Baa represent average creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Ba - Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

B - Issuers or issues rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Caa - Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ca - Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

C - Issuers or issues rated C demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Ratings Ltd. (“Fitch”) Corporate Bond Ratings:

The following descriptions of Fitch’s long-term corporate bond ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

AAA - Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B - Highly speculative. ‘B’ ratings indicate that material credit risk is present. For performing obligations, default risk is commensurate with the issuer being rated with an Issuer Default Risk (“IDR”) in the ranges ‘BB’ to ‘C’. For issuers with an IDR below ‘B’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘B’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’ (outstanding recovery prospects given default).

CCC - Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CCC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘CCC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of ‘RR2’ (superior recovery prospects given default).

CC - Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘CC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of ‘RR3’ (good recovery prospects given default).

C - Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of ‘RR4’ (average recovery prospects given default), ‘RR5’ (below average recovery prospects given default) or ‘RR6’ (poor recovery prospects given default).

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or Minus (-) The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

Fitch’s Municipal Bond Long-Term Ratings:

The following descriptions of Fitch’s long-term municipal bond ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

AAA - Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B - Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC - Substantial credit risk. ‘CCC’ ratings indicate that default is a real possibility.

CC - Very high levels of credit risk. ‘CC’ ratings indicate default of some kind appears probable.

C - Exceptionally high levels of credit risk. ‘C’ ratings indicate default appears imminent or inevitable.

D - Default. ‘D’ ratings indicate a default. Default generally is defined as one of the following:

•	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

•	the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Structured Finance Defaults – “Imminent” default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.

Structured Finance Writedowns - Where an instrument has experienced an involuntary and, in the agency’s opinion, irreversible “writedown” of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of ‘D’ will be assigned to the instrument. Where the agency believes the “writedown” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the “writedown” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “writedown” later be deemed as irreversible, the credit rating will be lowered to ‘D’.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

Plus (+) or Minus (-) - The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or to Long-Term Rating categories below ‘B’.

Municipal Short-Term Bond Ratings

S&P’s Municipal Short-Term Bond Ratings:

The following descriptions of S&P’s short-term municipal ratings have been published by Standard & Poor’s Financial Service LLC.

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

Moody’s Municipal Short-Term Ratings:

The following descriptions of Moody’s short-term municipal ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch’s Municipal Short-Term Credit Ratings:

The following descriptions of Fitch’s municipal short-term credit ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B - Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically, applicable to entity ratings only.

D - Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Short-Term Credit Ratings

S&P’s Short-Term Credit Ratings:

The following descriptions of S&P’s short-term credit ratings have been published by Standard & Poor’s Financial Service LLC.

A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Dual Ratings - Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Moody’s Short-Term Ratings:

The following descriptions of Moody’s short-term credit ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch’s Short-Term Ratings:

The following descriptions of Fitch’s short-term credit ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B - Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically, applicable to entity ratings only.

D - Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

APPENDIX B - TRUST PROXY VOTING PROCEDURES

Forum Funds II
Shareholder Voting Policy

As of June 13, 2013

SECTION 1. BACKGROUND

The Trust exercises its shareholder voting responsibilities as an investor in other issuers as a fiduciary, with the goal of maximizing the value of the Trust’s and its shareholders’ investments. This Policy details the Trust’s policy with respect to shareholder voting.

SECTION 2. ADVISER RESPONSIBILITIES

(A) Delegation by Board. Each Fund has delegated to the Adviser the authority to vote as a shareholder of issuers whose securities are held in its portfolio. The Adviser shall maintain and the Board shall approve voting procedures related to the Adviser acting on behalf of the Fund in accordance with its fiduciary duties and the best interests of Fund shareholders.

(B) Delivery of Proxies. The Adviser is responsible for coordinating the delivery of proxies to be voted by the Custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a “Proxy Voting Service”). Upon request, the Adviser shall provide periodic reports to the Board as to the implementation and operation of its shareholder voting policies and procedures as they relate to the Trust.

(C) Conflicts of Interest. The Trust recognizes that under certain circumstances an Adviser or Proxy Voting Service may have a conflict of interest in voting on behalf of a Fund. A conflict of interest includes any circumstance when the Fund, the Adviser, the Distributor, the Proxy Voting Service or one or more of their Affiliated Persons (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how shares of that issuer are voted.

Each Adviser is responsible for maintaining procedures to identify and address material conflicts of interest and, when applicable, determine the adequacy of a Proxy Voting Service’s procedures to identify and address material conflicts of interest.

(D) Voting Record. The Adviser shall be responsible for ensuring a voting record is maintained that includes all instances where the Fund was entitled to vote and will coordinate the annual delivery of such record to the Administrator for purposes of preparing the Trust’s annual Form N-PX filing. The voting record shall include the following information required to be reported in Form N-PX:

(1) The name of the issuer of the security;

(2) The exchange ticker symbol of the security;

(3) The CUSIP for the security;

(4) The shareholder meeting date;

(5) A brief identification of the matter voted on;

(6) Whether the matter was proposed by the issuer or by a security holder;

(7) Whether the Trust cast its vote on the matter;

(8) How the Trust cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

(9) Whether the Trust cast its vote for or against management.
B-1

The Adviser shall also be responsible for ensuring information regarding how the Fund voted relating to portfolio securities during the twelve-month period ended June 30 is available on the Fund’s website or other location consistent with disclosure in the Fund’s registration statement.

SECTION 3: ABSTENTION

The Trust and an Adviser may abstain from shareholder voting in certain circumstances. Abstaining from voting may be appropriate if voting would be unduly burdensome or expensive, or otherwise not in the best interest of a Fund’s shareholders.

SECTION 4: BOARD REPORTING AND REVIEW

(A) The Adviser shall submit its voting procedures to the Board for review and approval initially and at the next regularly scheduled meeting of the Board following any material change.

(B) The Adviser shall report to the Board, at least quarterly, whether any conflicts of interest arose while voting as an investor in other issuers and how such conflicts were handled.
B-2

APPENDIX C - ADVISOR PROXY VOTING PROCEDURES

Semper Capital Management, L.P. Proxy Voting Policy

General

The Firm has adopted the following policies and procedures which have been designed to confirm that the Firm complies with the requirements of Rule 206(4)-6 under the Advisers Act (the “Proxy Rule”), and reflect the Firm’s commitment to vote all Client securities for which it exercises voting authority in a manner consistent with the best interest of its Clients.

The Firm understands and appreciates the importance of proxy voting. The Firm in general does not provide investment advice in publicly traded companies and therefore does not vote proxies. To the extent that the Firm has discretion to vote the proxies of its Clients, the Firm will vote any such proxies in the best interests of the Client and in accordance with the procedures outlined below (as applicable). It should be noted that these procedures will be applied solely to traditional proxy votes. There are situations in which the Firm may be requested to provide consent on a particular issue related to its investment activities or the holding of a particular security where the Firm may not apply the technical requirements of the procedures because a formal proxy vote is not sought (although the Firm will act in the best interests of the Client in responding to any such request).

The Firm will maintain a record of all proxy votes or votes regarding any other corporate action for a period of at least six (6) years.

Conflicts of Interest

Prior to exercising its voting authority, the Firm, in consultation with senior professionals, the Chief Compliance Officer and outside counsel, as appropriate, would review the relevant facts and determine whether or not a material conflict of interest may arise due to business, personal or family relationships of the Firm, its owners, its employees or its affiliates, with Persons having an interest in the outcome of the vote.

If a material conflict exists, the Firm would take steps to ensure that its voting decision is based on the best interests of the Client and is not a product of the conflict. The Firm may, at its discretion, prior to exercising its voting authority: (A) seek the advice of the applicable advisory board to a Client in voting such security (if any); (B) disclose the conflict of interest to the Client or to any applicable advisory board of the Client and defer to the Client’s voting recommendation; (C) defer to the voting recommendation of an independent third party provider of proxy voting services; and/or (D) take such other action in good faith (in consultation with the Firm’s outside counsel, if necessary) which would serve the best interest of the Client. Depending on the particular circumstances involved, the appropriate resolution of one conflict of interest may differ from the resolution of another conflict of interest, even though the general facts underlying both conflicts may be similar (or identical).

Disclosure

The Firm will deliver to each client upon written request a complete copy of its Proxy Voting Policies and Procedures and/ or information on how it voted proxies for the applicable Client account.

Voting Proxies for Mutual Funds

The right to vote proxies with respect to portfolio securities held by a Mutual Fund is an asset of the Mutual Fund. If the Firm were to be called upon to vote proxies on behalf of a Mutual Fund in the future, the Firm would, acting as a fiduciary of the Mutual Fund, do so in a manner consistent with the best interest of the Mutual Fund and its shareholders and otherwise in accordance with the Proxy Voting Policies and Procedures set forth in the AST Trust Policies.

If the Firm were called upon to vote proxies on behalf of a Mutual Fund, the firm would also coordinate with the Administrator’s Fund Administration Team with respect to the filing of any required reports (Form N-PX) on behalf of the Mutual Fund.

C-1

PART C OTHER INFORMATION
Item 28.		Exhibits
(a)	(i)	Certificate of Trust (Exhibit incorporated by reference as filed as Exhibit (a)(i) on Form N1-A via EDGAR on May 10, 2013, accession number 0001435109-13-000219).
(ii)
Trust Instrument as amended and restated on September 19, 2013 (Exhibit incorporated by reference as filed Exhibit (a)(ii) of Post-Effective Amendment No. 42 via Edgar on November 25, 2015, accession number 0001435109-15-001097).

(b)		By-laws – None.
(c)		Shareholders' rights are contained in Articles II, V, VI, VII, X and XI of the Registrant’s Trust Instrument.
(d)	(1)
Investment Advisory Agreement between Registrant and Phocas Financial Corporation dated July 26, 2013 (Exhibit incorporated by reference as filed as Exhibit (d) of Pre-Effective Amendment No. 1 via EDGAR on July 26, 2013, accession number 0001435109-13-000341).

(2)
Investment Advisory Agreement between Registrant and SKBA Capital Management, LLC dated November 29, 2013 (Exhibit incorporated by reference as filed Exhibit (d)(2) of Post-Effective Amendment No. 4 via EDGAR on November 29, 2013, accession number 0001435109-13-000535).

(2)(A)
Appendix to Investment Advisory Agreement between Registrant and SKBA Capital Management, LLC (Exhibit incorporated by reference as filed Exhibit (d)(2)(A) of Post-Effective Amendment No. 48 via Edgar on January 8, 2016, accession number 0001145443-16-001400).

(3)
Investment Advisory Agreement between Registrant and CVR Portfolio Funds LLC dated December 26, 2013 (Exhibit incorporated by reference as filed Exhibit (d)(3) of Post-Effective Amendment No. 7 via EDGAR on December 30, 2013, accession number 0001435109-13-000578).

(4)
Sub-Advisory Agreement between CVR Portfolio Funds LLC and SSARIS Advisors, LLC dated January 16, 2015 (Exhibit incorporated by reference as filed Exhibit (d)(4) of Post-Effective Amendment No. 31 via EDGAR on April 24, 2015, accession number 0001435109-15-000325).

(5)
Investment Advisory Agreement between Registrant and Acuitas Investments, LLC dated June 18, 2014 (Exhibit incorporated by reference as filed Exhibit (d)(5) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).

(6)
Sub-Advisory Agreement between Acuitas Investments, LLC and Advisory Research, Inc. dated June 18, 2014 (Exhibit incorporated by reference as filed Exhibit (d)(6) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).

(7)
Sub-Advisory Agreement between Acuitas Investments, LLC and Algert Global, LLC dated June 18, 2014 (Exhibit incorporated by reference as filed Exhibit (d)(7) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).

(8)
Sub-Advisory Agreement between Acuitas Investments, LLC and ClariVest Asset Management, LLC dated June 18, 2014 (Exhibit incorporated by reference as filed Exhibit (d)(8) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).

(9)
Sub-Advisory Agreement between Acuitas Investments, LLC and DePrince, Race & Zollo, Inc. dated June 18, 2014 (Exhibit incorporated by reference as filed Exhibit (d)(9) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).

(10)
Sub-Advisory Agreement between Acuitas Investments, LLC and Falcon Point Capital, LLC dated June 18, 2014 (Exhibit incorporated by reference as filed Exhibit (d)(10) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).

(11)
Sub-Advisory Agreement between Acuitas Investments, LLC and Opus Capital Group, LLC dated June 18, 2014 (Exhibit incorporated by reference as filed Exhibit (d)(11) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).

(12)
Investment Advisory Agreement between Registrant and Gurtin Fixed Income Management, LLC (Exhibit incorporated by reference as filed Exhibit (d)(12) of Post-Effective Amendment No. 22 via EDGAR on November 24, 2014, accession number 0001435109-14-000810).

(13)
Investment Advisory Agreement between Registrant and Full Circle Advisors, LLC (Exhibit incorporated by reference as filed Exhibit (d)(13) of Post-Effective Amendment No. 22 via EDGAR on November 24, 2014, accession number 0001435109-14-000810).

(14)
Investment Advisory Agreement between Northwood Securities LLC (Exhibit incorporated by reference as filed Exhibit (d)(14) of Post-Effective Amendment No. 27 via Edgar on March 31, 2015, accession number 0001435109-15-000253).

(14)(A)
Appendix to Investment Advisory Agreement between Registrant and Northwood Securities LLC (Exhibit incorporated by reference as filed Exhibit (h)(14)(A) of Post-Effective Amendment No. 68 via Edgar on December 16, 2016, accession number 0001435109-16-002277).

(15)
Investment Advisory Agreement between ABR Dynamic Funds, LLC (Exhibit incorporated by reference as filed Exhibit (h)(15) of Post-Effective Amendment No. 34 via Edgar on July 28, 2015, accession number 0001435109-15-000653).

(15)(A)
Appendix to Investment Advisory Agreement between Registrant and ABR Dynamic Funds, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(15)(A) of Pre-Effective Amendment No. 86 via EDGAR on September 29, 2017, accession number 0001398344-17-012530).

(16)
Investment Advisory Agreement between Registrant and Gurtin Fixed Income Management, LLC relating to Gurtin California Municipal Intermediate Value Fund and Gurtin National Municipal Intermediate Value Fund (Exhibit incorporated by reference as filed Exhibit (d)(16) of Post-Effective Amendment No. 42 via Edgar on November 25, 2015, accession number 0001435109-15-001097).

(17)
Sub-Advisory Agreement between CVR Portfolio Funds LLC and ROW Asset Management, LLC (Exhibit incorporated by reference as filed Exhibit (d)(17) of Post-Effective Amendment No. 42 via Edgar on November 25, 2015, accession number 0001435109-15-001097).

(18)
Investment Advisory Agreement between Registrant and Dundas Partners, LLP (Exhibit incorporated by reference as filed Exhibit (d)(18) of Post-Effective Amendment No. 52 via Edgar on February 26, 2016, accession number 0001435109-16-001415).

(19)
Sub-Advisory Agreement between Acuitas Investments, LLC and WCM Investment Management (Exhibit incorporated by reference as filed Exhibit (d)(19) of Post-Effective Amendment No. 58 via Edgar on April 21, 2016, accession number 0001435109-16-001549).

(20)
Investment Advisory Agreement between Registrant and Caravan Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(20) of Pre-Effective Amendment No. 78 via EDGAR on April 24, 2017, accession number 0001435109-17-000233).

(21)
Sub-Advisory Agreement between Acuitas Investments, LLC and Usonian Investments LLC (Exhibit incorporated by reference as filed as Exhibit (d)(21) of Pre-Effective Amendment No. 88 via EDGAR on October 25, 2017, accession number 0001398344-17-013606).

(22)
Sub-Advisory Agreement between Acuitas Investments, LLC and Global Alpha Capital Management (Exhibit incorporated by reference as filed as Exhibit (d)(22) of Pre-Effective Amendment No. 88 via EDGAR on October 25, 2017, accession number 0001398344-17-013606).

	(23)	Investment Advisory Agreement between Registrant and Semper Capital Management, L.P. is filed herewith.
(e)	(1)
Distribution Agreement between Registrant and Foreside Fund Services, LLC dated May 31, 2017 (Exhibit incorporated by reference as filed Exhibit (e)(2) of Post-Effective Amendment No. 77 via Edgar on April 20, 2017, accession number 0001435109-17-000212).

	(1)(A)	Amended Appendix to Distribution Agreement between Registrant and Foreside Fund Services, LLC is filed herewith.
(f)		Bonus or Profit Sharing Contracts – None.
(g)
Custodian Agreement between Registrant and Union Bank, N.A. (Exhibit incorporated by reference as filed as Exhibit (g) of Pre-Effective Amendment No. 1 via EDGAR on July 26, 2013, accession number 0001435109-13-000341).

	(1)(A)	Amended Appendix to Custodian Agreement between Registrant and MUFG Union Bank, N.A. is filed herewith.
(2)
Custodian Agreement between Registrant and BNP Paribas (Exhibit incorporated by reference as filed as Exhibit (g)(2) of Pre-Effective Amendment No. 86 via EDGAR on September 29, 2017, accession number 0001398344-17-012530).

(h)	(1)
Services Agreement dated July 26, 2013, as amended March 20, 2014 (Exhibit incorporated by reference as filed as Exhibit (h)(1) of Post-Effective Amendment No. 10 via EDGAR on April 16, 2014, accession number 0001435109-14-000260).

	(1)(A)	Amended Appendix to the Transfer Agency, Administration and Accounting Agreement is filed herewith.
(2)
Expense Limitation Agreement between Registrant and Phocas Financial Corporation (Exhibit incorporated by reference as filed Exhibit (h)(2) of Post-Effective Amendment No. 77 via Edgar on April 20, 2017, accession number 0001435109-17-000212).

(3)
Expense Limitation Agreement between Registrant and SKBA Capital Management, LLC (Exhibit incorporated by reference as filed Exhibit (h)(3) of Post-Effective Amendment No. 96 via Edgar on January 26, 2018, accession number 0001398344-18-000984).

(4)
Expense Limitation Agreement between Registrant and CVR Portfolio Funds LLC (Exhibit incorporated by reference as filed as Exhibit (h)(4) of Pre-Effective Amendment No. 100 via EDGAR on March 27, 2018, accession number 0001398344-18-004796).

(5)
Expense Limitation Agreement between Registrant and Acuitas Investments, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(5) of Pre-Effective Amendment No. 88 via EDGAR on October 25, 2017, accession number 0001398344-17-013606).

(6)
Expense Limitation Agreement between Registrant and Gurtin Fixed Income Management, LLC (Exhibit incorporated by reference as filed Exhibit (h)(6) of Post Effective Amendment No. 94 via EDGAR on January 24, 2018, accession number 0001398344-18-000870).

(7)
Expense Limitation Agreement between Registrant and Full Circle Advisors, LLC (Exhibit incorporated by reference as filed Exhibit (h)(7) of Post-Effective Amendment No. 36 via EDGAR on August 14, 2015, accession number 0001435109-15-000770).

(8)
Expense Limitation Agreement between Registrant and Northwood Securities LLC (Exhibit incorporated by reference as filed Exhibit (h)(8) of Post Effective Amendment No. 94 via EDGAR on January 24, 2018, accession number 0001398344-18-000870).

(9)
Expense Limitation Agreement between Registrant and ABR Dynamic Funds, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(19) of Pre-Effective Amendment No. 86 via EDGAR on September 29, 2017, accession number 0001398344-17-012530).

(10)
Expense Limitation Agreement between Registrant and SKBA Capital Management, LLC relating to Baywood SociallyResponsible Fund (Exhibit incorporated by reference as filed Exhibit (h)(10) of Post-Effective Amendment No. 48 via Edgar on January 8, 2016, accession number 0001145443-16-001400) is now superceded by Exhibit (h)(3) listed above.

(11)
Expense Limitation Agreement between Registrant and Dundas Partners, LLP (Exhibit incorporated by reference as filed as Exhibit (h)(12) of Pre-Effective Amendment No. 81 via EDGAR on June 23, 2017, accession number 0001435109-17-000429).

(12)
Expense Limitation Agreement between Registrant and Caravan Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(13) of Pre-Effective Amendment No. 78 via EDGAR on April 24, 2017, accession number 0001435109-17-000233).

	(13)	Expense Limitation Agreement between Registrant and Semper Capital Management, L.P. is filed herewith.
(i)		Opinion and consent of Counsel is filed herewith.
(j)		None.
(k)		None.
(l)		Initial Capital Agreement (Exhibit incorporated by reference as filed as Exhibit (l) of Pre-Effective Amendment No. 1 via EDGAR on July 26, 2013, accession number 0001435109-13-000341).
(m)
Amended and restated Rule 12b-1 Distribution Plan dated March 26, 2018 adopted by Registrant for ABR Dynamic Blend Equity & Volatility Fund, ABR Dynamic Short Volatility Fund, Acuitas International Small Cap Fund, Acuitas US Microcap Fund, Baywood ValuePlus Fund, Baywood SociallyResponsible Fund, CVR Dynamic Allocation Fund, Gurtin California Municipal Opportunistic Value Fund, Gurtin National Municipal Opportunistic Value Fund, Gurtin California Municipal Intermediate Value Fund, Gurtin National Municipal Intermediate Value Fund, and Phocas Real Estate Fund, (Exhibit incorporated by reference as filed as Exhibit (m) of Pre-Effective Amendment No. 100 via EDGAR on March 27, 2018, accession number 0001398344-18-004796).

(1)
Amended Appendix to the restated Rule 12b-1 Distribution Plan (Exhibit incorporated by reference as filed as Exhibit (m)(1) of Pre-Effective Amendment No. 100 via EDGAR on March 27, 2018, accession number 0001398344-18-004796).

	(2)	Shareholder Services Plan adopted by the Trust (Exhibit incorporated by reference as filed Exhibit (m)(2) of Post-Effective Amendment No. 77 via Edgar on April 20, 2017, accession number

		0001435109-17-000212).
(n)
Amended and restated Rule 18f-3 Plan dated July 26, 2013 adopted by Registrant for ABR Dynamic Blend Equity and Volatility Fund, ABR Enhanced Short Volatility Fund, Acuitas International Small Cap Fund, Acuitas US Microcap Fund, Baywood ValuePlus Fund, Baywood SociallyResponsible Fund, CVR Dynamic Allocation Fund, Gurtin California Municipal Opportunistic Value Fund, Gurtin California Municipal Intermediate Value Fund, Gurtin National Municipal Opportunistic Value Fund, Gurtin National Municipal Intermediate Value Fund and Caravan Frontier Markets Opportunities Fund (Exhibit incorporated by reference as filed as Exhibit (n) of Pre-Effective Amendment No. 86 via EDGAR on September 29, 2017, accession number 0001398344-17-012530).

(p)	(1)	Code of Ethics for Registrant (Exhibit incorporated by reference as filed Exhibit (p)(1) of Post-Effective Amendment No. 7 via EDGAR on December 30, 2013, accession number 0001435109-13-000578).
	(2)
Code of Ethics for Phocas Financial Corporation (Exhibit incorporated by reference as filed as Exhibit (p)(2) of Pre-Effective Amendment No. 1 via EDGAR on July 26, 2013, accession number 0001435109-13-000341).

	(3)
Code of Ethics adopted by SKBA Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(3) of Pre-Effective Amendment No. 81 via EDGAR on June 23, 2017, accession number 0001435109-17-000429).

	(4)
Code of Ethics adopted by CVR Portfolio Funds LLC (Exhibit incorporated by reference as filed as Exhibit (p)(4) of Pre-Effective Amendment No. 81 via EDGAR on June 23, 2017, accession number 0001435109-17-000429).

	(5)
Code of Ethics adopted by SSARIS Advisors, LLC (Exhibit incorporated by reference as filed Exhibit (p)(5) of Post-Effective Amendment No. 10 via EDGAR on April 16, 2014, accession number 0001435109-14-000260).

	(6)
Code of Ethics adopted by Acuitas Investments, LLC (Exhibit incorporated by reference as filed Exhibit (p)(6) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).

	(7)
Code of Ethics adopted by Advisory Research, Inc. (Exhibit incorporated by reference as filed Exhibit (p)(7) of Post-Effective Amendment No. 75 via EDGAR on March 27, 2017, accession number 0001435109-17-000182).

	(8)
Code of Ethics adopted by Algert Global, LLC (Exhibit incorporated by reference as filed Exhibit (p)(8) of Post-Effective Amendment No. 38 via Edgar on October 26, 2015, accession number 0001435109-15-000969).

	(9)
Code of Ethics adopted by ClariVest Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(9) of Pre-Effective Amendment No. 86 via EDGAR on September 29, 2017, accession number 0001398344-17-012530).

	(10)
Code of Ethics adopted by DePrince, Race & Zollo, Inc (Exhibit incorporated by reference as filed Exhibit (p)(10) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).

	(11)
Code of Ethics adopted by Falcon Point Capital, LLC (Exhibit incorporated by reference as filed Exhibit (p)(11) of Post Effective Amendment No. 94 via EDGAR on January 24, 2018, accession number 0001398344-18-000870).

	(12)
Code of Ethics adopted by Opus Capital Group, LLC (Exhibit incorporated by reference as filed Exhibit (p)(12) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).

	(13)
Code of Ethics adopted by Gurtin Fixed Income Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(13) of Pre-Effective Amendment No. 86 via EDGAR on September 29, 2017, accession number 0001398344-17-012530).

	(14)
Code of Ethics adopted by Full Circle Advisors, LLC (Exhibit incorporated by reference as filed Exhibit (p)(14) of Post-Effective Amendment No. 22 via EDGAR on November 24, 2014, accession number 0001435109-14-000810).

	(15)
Code of Ethics adopted by Northwood Securities LLC (Exhibit incorporated by reference as filed Exhibit (p)(15) of Post-Effective Amendment No. 63 via Edgar on October 3, 2016, accession number 0001435109-16-002098).

	(16)	Code of Ethics adopted by ABR Dynamic Funds, LLC (Exhibit incorporated by reference as filed

Exhibit (p)(16) of Post-Effective Amendment No. 34 via Edgar on July 28, 2015, accession number 0001435109-15-000653).
(17)
Code of Ethics adopted by ROW Asset Management, LLC (Exhibit incorporated by reference as filed Exhibit (p)(17) of Post-Effective Amendment No. 42 via Edgar on November 25, 2015, accession number 0001435109-15-001097).

(18)
Code of Ethics adopted by Dundas Partners, LLP (Exhibit incorporated by reference as filed Exhibit (p)(18) of Post-Effective Amendment No. 52 via Edgar on February 26, 2016, accession number 0001435109-16-001415).

(19)
Code of Ethics adopted by WCM Investment Management (Exhibit incorporated by reference as filed Exhibit (p)(19) of Post-Effective Amendment No. 58 via Edgar on April 21, 2016, accession number 0001435109-16-001549).

(20)
Code of Ethics adopted by Caravan Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(20) of Pre-Effective Amendment No. 78 via EDGAR on April 24, 2017, accession number 0001435109-17-000233).

(21)
Code of Ethics adopted by Usonian Investments, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(21) of Pre-Effective Amendment No. 86 via EDGAR on September 29, 2017, accession number 0001398344-17-012530).

(22)
Code of Ethics adopted by Global Alpha Capital Management (Exhibit incorporated by reference as filed as Exhibit (p)(22) of Pre-Effective Amendment No. 88 via EDGAR on October 25, 2017, accession number 0001398344-17-013606).

(23)	Code of Ethics adopted by Semper Capital Management, L.P. is filed herewith.

Other Exhibits:

(A)
Powers of Attorney for David Tucker, Jennifer Brown-Strabley, John Keffer and Mark Moyer, Trustees of Registrant (Exhibit incorporated by reference as filed as Other Exhibits (A) of Post-Effective Amendment No. 25 via EDGAR on March 27, 2015, accession number 0001435109-15-000237).

Item 29.	Persons Controlled by or under Common Control with Registrant

None.

Item 30.	Indemnification

In accordance with Section 3803 of the Delaware Business Trust Act, Article X of the Registrant’s Trust Instrument provides as follows:

“ARTICLE X

LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 1. LIMITATION OF LIABILITY. All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or Assets belonging to such Series, respectively, for payment under such contract or claim; and neither the Trustees nor any of the Trust’s officers or employees, whether past, present or future, shall be personally liable therefor. Every written instrument or obligation on behalf of the Trust or any Series may contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee, officer or employee of the Trust liable thereunder. Except as required by Section 3806(e) of the Delaware Act, no Trustee or officer of the Trust shall be responsible or liable to the Trust, the Shareholders, another Trustee or other person that is a party to or is otherwise bound by this Trust Instrument for any act or omission, breach of contract, breach of duties or for neglect or wrongdoing of the Trustee or officer or any officer, agent, representative, employee, investment adviser, Principal Underwriter or independent contractor of the Trust; provided that, in compliance with Section 17(h) of the 1940 Act, nothing contained in this Trust Instrument shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or such other standard of care as set forth in Section 17(h) of the 1940 Act, as amended from time to time.

Section 2. INDEMNIFICATION.

(a) Subject to the exceptions and limitations contained in subsection (b) below:

(i) every person who is, or has been, a Trustee or an officer, employee or agent of the Trust, including persons who act at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof.

(ii) as used herein, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (whether civil, criminal or administrative proceedings, regulatory investigations, or other proceedings, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, counsel fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person if there has been a determination that such Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (i) by the court or other body approving a settlement or before which the action was adjudicated; (ii) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (iii) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of a Covered Person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

(d) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection 0 of this Section 2 shall be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or applicable Series if it is ultimately determined that he or she is not entitled to indemnification under this Section 2; provided, however, that, with regard to an agent, in addition (a) such agent shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based upon a review of the readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such agent will be found entitled to indemnification.

(e) Any repeal or modification of this ARTICLE X by the Shareholders, or adoption or modification of any other provision of this Trust Instrument or the By-laws inconsistent with this ARTICLE X, shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

Section 3. INDEMNIFICATION OF SHAREHOLDERS. If any Shareholder or former Shareholder of any Series is held personally liable solely by reason of his, her or its being or having been a Shareholder and not because of his, her or its acts or omissions or for some other reason, the Shareholder or former Shareholder (or his, her or its heirs, executors, administrators or other legal representatives or, in the case of any entity, its general successor) shall be entitled out of the Assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such Liability. The Trust, on behalf of the affected Series, shall, upon request by such Shareholder or former Shareholder, assume the defense of any claim made against him, her or it for any act or obligation of the Series and satisfy any judgment thereon from the Assets belonging to the Series.”

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and Phocas Financial Corporation includes language similar to the following:

(a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund’s shareholders in the absence of bad faith, willful misfeasance or negligence in the performance of the Adviser’s duties or obligations under this Agreement or by reason of the Adviser’s reckless disregard of its duties and obligations under this Agreement.

(b) Adviser shall not be liable for the errors of other service providers to the Trust, including the errors of pricing services, administrator, fund accountant, custodian or transfer agent to the Trust, unless such errors arise from conduct by the Adviser that constitutes bad faith, willful misfeasance, negligence, or reckless disregard of its duties and obligations under this Agreement. The Adviser shall not be liable to the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Adviser by a duly authorized officer of the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board or any agent of the Board.

(c) The Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Trust or the Fund or that the Trust or the Fund will perform comparably with any standard or index, including other clients of the Adviser, whether public or private.

(d) The Adviser and the Trust on behalf of the Fund, shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement

(e) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, but not limited to, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and CVR Portfolio Funds, LLC, SKBA Capital Management, LLC, Acuitas Investments, LLC, Gurtin Fixed Income Management, LLC, Northwood Securities LLC and ABR Dynamic Funds, LLC includes language similar to the following:

(a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund’s shareholders in the absence of bad faith, willful misfeasance or gross negligence in the performance of the Adviser’s duties or obligations under this Agreement or by reason of the Adviser’s reckless disregard of its duties and obligations under this Agreement.

(b) Adviser shall not be liable for the errors of other service providers to the Trust, including the errors of pricing services, administrator, fund accountant, custodian or transfer agent to the Trust, unless such errors arise from the Adviser’s providing false or misleading information to other service providers. The Adviser shall not be liable to the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Adviser by a duly authorized officer of the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board or any agent of the Board.

(c) The Adviser agrees to indemnify and hold harmless the Trust, each Fund and their respective employees, agents, trustees and officers against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, fees and expenses (including reasonable attorneys’ fees and expenses) of every nature and character arising out of or in any way related to (i) any breach of the Adviser’s obligations under this Agreement, (ii) any acts or failures to act of Adviser for which the Adviser would be liable under Section 5(a),

(iii) any material breach of a representation or warranty of the Adviser set forth in this Agreement and (iv) claims or demands by any employee, agent, trustee, member or manager of the Adviser in their capacity as such. The Trust is hereby authorized to deduct any amounts payable in respect of the Adviser’s indemnification obligations hereunder from any fees payable to the Adviser pursuant to Section 4(a).

(d) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, but not limited to, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and Full Circle Advisors, LLC includes language similar to the following:

(a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Trust. Neither the Adviser nor any employee, agent, director or officer of the Adviser shall be liable hereunder for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund’s shareholders; provided, however, that the foregoing shall not absolve the Adviser for any liability resulting from the Adviser’s bad faith, willful misfeasance or gross negligence in the performance of the Adviser’s duties or obligations under this Agreement or by reason of the Adviser’s reckless disregard of its duties and obligations under this Agreement.

(b) The Adviser shall not be liable for the errors of other service providers to the Trust, including the errors of pricing services, administrator, fund accountant, custodian or transfer agent to the Trust, unless such errors are a result of the Adviser’s providing false or misleading information to other service providers. The Adviser shall not be liable to the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Adviser by a duly authorized officer of the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board or any agent of the Trust.

(c) The Adviser agrees to indemnify and hold harmless the Trust, each Fund and their respective employees, agents, trustees and officers against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, fees and expenses (including reasonable attorneys’ fees and expenses) of every nature and character arising out of or in any way related to (i) any breach of the Adviser’s obligations under this Agreement (ii) any acts or failures to act of Adviser for which the Adviser would be liable under Section 5(a), (iii) any breach of a representation or warranty of the Adviser set forth in this Agreement and (iv) claims or demands by any employee, agent, trustee, member or manager of the Adviser in their capacity as such. The Trust is hereby authorized to deduct any amounts payable in respect of the Adviser’s indemnification obligations hereunder from any fees payable to the Adviser pursuant to Section 4(a).

(d) The Trust agrees to indemnify and hold harmless the Adviser and its employees, agents, directors and officers against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, fees and expenses (including reasonable attorneys’ fees and expenses) of every nature and character that are based on or arise out of or in any way related to (i) any breach of the Trust’s obligations under this Agreement , except to the extent caused by the Adviser’s act or omission, and (ii) any breach of a representation or warranty of the Trust or the Fund set forth in this Agreement.

(e) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, but not limited to, acts of civil or military authority, national emergencies, labor difficulties fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

With respect to indemnification of the underwriter of the Trust, Section 8 of the Distribution Agreement provides:

A. Distributor acknowledges and agrees that certain large and significant brokerdealers, such as (without limitation) Merrill Lynch, UBS and Morgan Stanley (all such brokers referred to herein as the “Brokers”), require that Distributor enter into dealer agreements (the “Non-Standard Dealer Agreements”) that contain certain representations, undertakings and indemnification that are not included in the Standard Dealer Agreement.

B. To the extent that Distributor is requested or required by the Client to enter into any Non-Standard Dealer Agreement, the Client shall indemnify, defend and hold the Distributor Indemnitees free and harmless from and against any and all Losses that any Distributor Indemnitee may incur arising out of or relating to (a) The Distributor’s actions or failures to act pursuant to any Non-Standard Dealer Agreement; (b) any representations made by The Distributor in any Non-Standard Dealer Agreement to the extent that The Distributor is not required to make such representations in the Standard Dealer Agreement; or (c) any indemnification provided by The Distributor under a Non-Standard Dealer Agreement to the extent that such indemnification is beyond the indemnification The Distributor provides to intermediaries in the Standard Dealer Agreement. In no event shall anything contained herein be so construed as to protect the Distributor Indemnitees against any liability to the Client or its shareholders to which the Distributor Indemnitees would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of Distributor’s obligations or duties under the Non-Standard Dealer Agreement or by reason of Distributor’s reckless disregard of its obligations or duties under the Non-Standard Dealer Agreement.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

(a) Phocas Financial Corporation

With respect to Phocas Financial Corporation, the response to this Item is incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-64317). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(b) SKBA Capital Management, LLC

With respect to SKBA Capital Management, LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-56391). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(c) CVR Portfolio Funds LLC

With respect to CVR Portfolio Funds LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-78840). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

 (d) Acuitas Investments, LLC

With respect to Acuitas Investments, LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-79447). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(e) Advisory Research, Inc.

With respect to Advisory Research, Inc., the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No.

801-14172). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(f) Algert Global, LLC

With respect to Algert Global, LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-61878). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(g) ClariVest Asset Management, LLC

With respect to ClariVest Asset Management, LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-66386). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(h) DePrince, Race & Zollo, Inc.

With respect to DePrince, Race & Zollo, Inc., the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-48779). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(i) Falcon Point Capital, LLC

With respect to Falcon Point Capital, LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-61442). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(j) Gurtin Fixed Income Management, LLC

With respect to Gurtin Fixed Income Management, LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-68396). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(k) Northwood Securities LLC

With respect to Northwood Securities LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-80143). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(l) ABR Dynamic Funds, LLC

With respect to ABR Dynamic Funds, LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-80044). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(m) ROW Asset Management, LLC

With respect to ABR Dynamic Funds, LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-78326). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(n) Dundas Partners, LLP

With respect to Dundas Partners, LLP, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-96275). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(o) WCM Investment Management

With respect to WCM Investment Management, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-11916). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(p) Caravan Capital Management, LLC

With respect to Caravan Capital Management, LLC the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-110208). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(q) Usonian Investments, LLC

With respect to Usonian Invesments, LLC the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-110775). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(r) Semper Capital Management, L.P.

With respect to Semper Capital Management, L.P. the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-42753). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

Item 32(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	ABS Long/Short Strategies Fund	52.	NYSE® Pickens Oil Response™ ETF, Series of ETF Series Solutions
2.	Absolute Shares Trust	53.	OSI ETF Trust
3.	Active Weighting Funds ETF Trust	54.	Palmer Square Opportunistic Income Fund
4.	AdvisorShares Trust	55.	Partners Group Private Income Opportunities, LLC
5.	AmericaFirst Quantitative Funds	56.	PENN Capital Funds Trust
6.	American Century ETF Trust	57.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
7.	ARK ETF Trust	58.	Pine Grove Alternative Institutional Fund
8.	Avenue Mutual Funds Trust	59.	Plan Investment Fund, Inc.
9.	BP Capital TwinLine Energy Fund, Series of Professionally Managed Portfolios	60.	PMC Funds, Series of Trust for Professional Managers
10.	BP Capital TwinLine MLP Fund, Series of Professionally Managed Portfolios	61.	Point Bridge GOP Stock Tracker ETF, Series of ETF Series Solutions
11.	Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust	62.	Quaker Investment Trust
12.	Bridgeway Funds, Inc.	63.	Ranger Funds Investment Trust
13.	Brinker Capital Destinations Trust	64.	Renaissance Capital Greenwich Funds
14.	Calvert Ultra-Short Duration Income NextShares, Series of Calvert Management Series	65.	RMB Investors Trust (f/k/a Burnham Investors Trust)
15.	Center Coast MLP & Infrastructure Fund	66.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
16.	Center Coast MLP Focus Fund, Series of Investment Managers Series Trust	67.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
17.	Context Capital Funds	68.	Salient MF Trust

18.	CornerCap Group of Funds	69.	SharesPost 100 Fund
19.	Davis Fundamental ETF Trust	70.	Sound Shore Fund, Inc.
20.	Direxion Shares ETF Trust	71.	Steben Alternative Investment Funds
21.	Eaton Vance NextShares Trust	72.	Steben Select Multi-Strategy Fund
22.	Eaton Vance NextShares Trust II	73.	Strategy Shares
23.	EIP Investment Trust	74.	The 504 Fund (f/k/a The Pennant 504 Fund)
24.	Elkhorn ETF Trust	75.	The Chartwell Funds
25.	EntrepreneurShares Series Trust	76.	The Community Development Fund
26.	Evanston Alternative Opportunities Fund	77.	The Relative Value Fund
27.	Exchange Listed Funds Trust (f/k/a Exchange Traded Concepts Trust II)	78.	Third Avenue Trust
28.	FEG Absolute Access Fund I LLC	79.	Third Avenue Variable Series Trust
29.	Fiera Capital Series Trust	80.	TIFF Investment Program
30.	FlexShares Trust	81.	Transamerica ETF Trust
31.	Forum Funds	82.	U.S. Global Investors Funds
32.	Forum Funds II	83.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
33.	FQF Trust	84.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
34.	Friess Small Cap Growth Fund, Series of Managed Portfolio Series	85.	VictoryShares Emerging Market High Volatility Wtd ETF, Series of Victory Portfolios II
35.	GraniteShares ETF Trust	86.	VictoryShares Emerging Market Volatility Wtd ETF, Series of Victory Portfolios II
36.	Guinness Atkinson Funds	87.	VictoryShares International High Volatility Wtd ETF, Series of Victory Portfolios II
37.	Horizons ETF Trust	88.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
38.	Horizons ETF Trust I (f/k/a Recon Capital Series Trust)	89.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
39.	Infinity Core Alternative Fund	90.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
40.	Innovator IBD® 50 ETF, Series of Innovator ETFs Trust	91.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
41.	Innovator IBD® ETF Leaders ETF, Series of Innovator ETFs Trust	92.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
42.	Ironwood Institutional Multi-Strategy Fund LLC	93.	VictoryShares US Large Cap High Div Volatility ETF, Series of Victory Portfolios II
43.	Ironwood Multi-Strategy Fund LLC	94.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
44.	John Hancock Exchange-Traded Fund Trust	95.	VictoryShares US Small Cap High Volatility Wtd ETF, Series of Victory Portfolios II
45.	Manor Investment Funds	96.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
46.	Miller/Howard Funds Trust	97.	Vivaldi Opportunities Fund
47.	Miller/Howard High Income Equity Fund	98.	West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund)
48.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV	99.	Wintergreen Fund, Inc.
49.	MProved Systematic Long-Short Fund, Series Portfolios Trust	100.	WisdomTree Trust
50.	MProved Systematic Merger Arbitrage Fund, Series Portfolios Trust	101.	WST Investment Trust
51.	MProved Systematic Multi-Strategy Fund, Series Portfolios Trust

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.
Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

Item 32(c)	Not applicable.

Item 33.	Location of Accounts and Records

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, Maine 04101. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the Registrant’s custodian, as listed under “Custodian” in Part B to this Registration Statement. The records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of the Registrant’s adviser or subadviser, as listed in Item 31 hereof.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirement of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies certifies that it has met all of the requirements for effectiveness of this registration statement under Rule 485(b) of the Securities Act of 1933 and that it has duly caused this amendment to its registration statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland, and State of Maine on March 28, 2018.

FORUM FUNDS II

By:	/s/ Jessica Chase
Jessica Chase, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on March 28, 2018.

(a)	Principal Executive Officer

/s/ Jessica Chase
Jessica Chase
Principal Executive Officer

(b)	Principal Financial Officer

/s/ Karen Shaw
Karen Shaw
Principal Financial Officer

(c)	A majority of the Trustees

/s/ Stacey E. Hong
Stacey E. Hong, Trustee

John Y. Keffer, Trustee*
David Tucker, Trustee*
Mark Moyer, Trustee*
Jennifer Brown-Strabley, Trustee*

	By:	/s/ Zachary R. Tackett
Zachary R. Tackett
As Attorney-in-fact

*	Pursuant to powers of attorney previously filed.

INDEX TO EXHIBITS

Exhibit	Description
(d)(23)	Investment Advisory Agreement between Registrant and Semper Capital Management, L.P. is filed herewith.
(e)(1)(A)	Amended Appendix to Distribution Agreement between Registrant and Foreside Fund Services, LLC is filed herewith.
(g)(1)(A)	Amended Appendix to Custodian Agreement between Registrant and MUFG Union Bank, N.A. is filed herewith.
(h)(1)(A)	Amended Appendix to the Transfer Agency, Administration and Accounting Agreement is filed herewith.
(h)(13)	Expense Limitation Agreement between Registrant and Semper Capital Management, L.P. is filed herewith.
(i)	Opinion and consent of Counsel is filed herewith.
(p)(23)	Code of Ethics adopted by Semper Capital Management, L.P. is filed herewith.